UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Paul J. Smith	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602-4207

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2015

Date of reporting period: 11/30/2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2015

State Farm Associates' Funds Trust

ANNUAL REPORT

To enroll in electronic delivery of mutual funds documents, log into your account at **statefarm.com®**, click on Profile and Preferences, and scroll down to Paperless Preferences. Follow the prompts to update your paperless options.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge upon request at 1-800-447-0740 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or contacting the State Farm Mutual Funds Response Center at 1-800-447-0740 for assistance.

Compensation Deduction or Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with compensation deduction (agent/employee only) or an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin compensation deduction or an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for compensation deduction by going on the State Farm intranet or signing up for AIP by contacting the State Farm Mutual Funds Response Center at 1-800-447-0740 for assistance.

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-0740

statefarm.com

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2015, for the State Farm Associates’ Funds Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Market Review

During the 2015 fiscal year, the U.S. equity and fixed income markets experienced generally low-single digit total returns.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2015.

Annual Total Returns (as of November 30, 2015)[3]
Fund	Annual Total Returns 1-year
State Farm Growth Fund	-2.13%
Benchmark: S&P 500 Index	2.75%

State Farm Balanced Fund	-0.18%
Benchmark: Blended benchmark*	2.31%

State Farm Interim Fund	0.77%
Benchmark: Barclays 1-5 Year U.S. Treasury Index	0.74%

State Farm Municipal Bond Fund	2.65%
Benchmark: Barclays 7-Year Municipal Bond Index	2.84%

* 60% S&P 500 Index / 40% Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. It is not possible to invest directly in an index.

[1]	Investing involves risk, including potential for loss.

[2]	Asset allocation does not assure a profit or protect against loss.

[3]	Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Barclays Intermediate Gov/Credit Index. The Barclays Intermediate Gov/Credit Index contains approximately 5,056 U.S. Treasury, corporate and other securities with an average maturity of about 4.33 years.

The Barclays 1-5 Year U.S. Treasury Index return provided by Barclays Inc. The Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays 7-Year Municipal Bond Index return provided by Barclays Inc. The Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

During this reporting period, U.S. equity markets (as represented by the S&P 500 Index) achieved positive total returns in six of the 12 months, including an 8.44% total return in October, the index’s highest monthly return in four years. The S&P 500 Index eclipsed the 2,100 mark for the first time in its history, setting multiple closing price highs through year end (November 30, 2015) before settling down to post a price return of 0.62% and a total return of 2.75%, including reinvested dividends. During the period, equity markets were influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth – albeit modest – in U.S. Gross Domestic Product – all factors that helped sustain investor confidence and equity market price-to-earnings valuations. In addition, despite indications that the Federal Reserve (the “Fed”) might be ready to move after holding short-term rates near zero since 2008, the Fed maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% for the entire reporting period.

The continued low interest rate environment helped spur a record year in merger-and-acquisition activity – led by the health care and technology sectors – which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due in part to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July-September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program – initiated in March – generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets – particularly in August during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years – and contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

Bond markets maintained their positive momentum during the 12-month period ended November 30, 2015, after surprising many in 2014 with their relative strength. Among major fixed income indices, the Barclays 1-5 Year U.S. Treasury Index and the Barclays 7-Year Municipal Bond Index posted total returns of 0.74% and 2.84%, respectively, as bond coupon income helped offset price decreases. Meanwhile as the chart below shows, after beginning December at 2.18%, the yield on the 10-year U.S. Treasury Bond declined to a low of 1.68% in late January before staging an uneven climb to reach a period high of 2.50% in June, ultimately settling at 2.21% on November 30, 2015.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

The short-term 3-month U.S. Treasury Bill began December at 0.02%, and remained low during the first eight months of the period. Then, leading up to the Fed’s August meeting – during which many investors expected the Fed to initiate raising its key benchmark interest rate – the yield on 3-month Treasuries increased to 0.12% before subsiding in September. In late October, 3-month Treasury yields rose again and finished the period at 0.22% as investors reacted to the Fed’s signal that it could start raising short-term interest rates in December.4

During the period, the ECB and other major global central banks initiated or increased their own monetary stimulus measures, which contributed to foreign investors maintaining their strong demand for U.S. Treasuries as they sought higher yields compared with the relatively lower yields offered by many other foreign bonds.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

[4]	Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth – albeit modest – in U.S. Gross Domestic Product – all factors that helped sustain investor confidence and equity market price-to-earnings valuations. In addition, despite indications that the Federal Reserve (the “Fed”) might be ready to move after holding short-term rates near zero since 2008, the Fed maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% for the entire 12-month reporting period ended November 30, 2015.

The continued low interest rate environment helped spur a record year in merger-and-acquisition activity – led by the health care and technology sectors – which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due in part to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July-September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program – initiated in March – generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets – particularly in August during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years – and contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

In general, commodity prices were volatile throughout the period ended November 30, 2015. Oil prices began the period at around $66/barrel and ranged between approximately $38 to $69/barrel during the year, before ending at around $42/barrel, a decrease of approximately –37% for the 12-month period. Gold prices began the period at around $1,175 per troy ounce and ranged between approximately $1,051 and $1,303 per troy ounce, before ending November 2015 at around $1,066/oz., a decrease of approximately –9% for the 12-month period.

With much of Europe continuing to struggle with economic growth during the period, the U.S. dollar gained against the euro, increasing by approximately 18% to $1.06/euro. Versus the British pound, the U.S. dollar increased by approximately 4% to $1.50/£.

The 12-month total return for the S&P 500 Index was 2.75% for the reporting period. The total return reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately –6%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 6%, and a dividend return of approximately 2.1%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 9 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2015, the State Farm Growth Fund had a total return of –2.13% after expenses, compared to a 2.75% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/15	12/1/14 to 11/30/15 % Price Change
Walt Disney Co., The	Media & Broadcasting	7.6%	23%
Vulcan Materials Co.	Building Materials & Construction	2.6%	55%
Eli Lilly and Co.	Health Care	2.0%	20%
General Electric Co.	Electronic/Electrical Manufacturing	2.7%	13%
International Flavors & Fragrances	Chemicals	1.5%	19%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/15	12/1/14 to 11/30/15 % Price Change
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.1%	-31%
Wal-Mart Stores Inc.	Retailers	1.9%	-33%
Procter & Gamble Co., The	Consumer & Marketing	3.2%	-17%
Caterpillar Inc.	Machinery & Manufacturing	2.1%	-28%
Exxon Mobil Corp.	Oil & Gas	5.2%	-10%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/15	12/1/14 to 11/30/15 % Price Change
Walt Disney Co., The	Media & Broadcasting	7.6%	23%
Johnson & Johnson	Health Care	6.1%	-6%
Exxon Mobil Corp.	Oil & Gas	5.2%	-10%
Apple Inc.	Computers	3.7%	-7%
Wells Fargo & Co.	Banks	3.6%	1%
Procter & Gamble Co., The	Consumer & Marketing	3.2%	-17%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.1%	-31%
Air Products & Chemicals Inc.	Chemicals	2.8%	-5%
General Electric Co.	Electronic/Electrical Manufacturing	2.7%	13%
Vulcan Materials Co.	Building Materials & Construction	2.6%	55%

The State Farm Growth Fund’s portfolio turnover rate over the past 12 months was 11.13%, which was higher than the Fund typically generates and was due in large part to merger and acquisition activity of one security. Sigma-Aldrich Corp., a long-term Chemicals holding in the portfolio, merged with Germany-based Merck KGaA. As a result of the transaction, the Fund was required to exchange all of its Sigma-Aldrich shares for cash.

In addition, separate from the Fund’s activity due to that merger and acquisition, during the period the Fund sold its entire equity position in Hewlett-Packard Corp., a long-term Computers holding.

There were 76 holdings in the Fund totaling approximately $4.1 billion in assets at the end of the reporting period compared to 76 holdings and approximately $4.3 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2014, through November 30, 2015, 54 of the stocks in the portfolio, accounting for over 91% of the Fund’s total net assets, increased their dividends.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth – albeit modest – in U.S. Gross Domestic Product – all factors that helped sustain investor confidence and equity market price-to-earnings valuations. In addition, despite indications that the Federal Reserve (the “Fed”) might be ready to move after holding short-term rates near zero since 2008, the Fed maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% for the entire 12-month reporting period ended November 30, 2015.

The continued low interest rate environment helped spur a record year in merger-and-acquisition activity – led by the health care and technology sectors – which in turn helped drive a rise in some individual stock prices and overall market valuations.

The market environment, though, was not without its challenges, as low oil prices weighed down the energy sector and there was uneven global economic activity throughout the period. Many emerging market economies suffered due in part to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July-September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program – initiated in March – generally failed to deliver the expected boost to Eurozone economies. This global weakening contributed to relatively higher levels of market volatility across all equity markets – particularly in August during which the S&P 500 Index declined –6.0% on a total return basis, the index’s largest monthly loss in over three years – and contributed to the continued relative strength of the dollar, which provided a headwind to U.S. large-cap companies as they saw their overseas sales hampered.

In general, commodity prices were volatile throughout the period ended November 30, 2015. Oil prices began the period at around $66/barrel and ranged between approximately $38 to $69/barrel during the year, before ending at around $42/barrel, a decrease of approximately –37% for the 12-month period. Gold prices began the period at around $1,175 per troy ounce and ranged between approximately $1,051 and $1,303 per troy ounce, before ending November 2015 at around $1,066/oz., a decrease of approximately –9% for the 12-month period.

With much of Europe continuing to struggle with economic growth during the period, the U.S. dollar gained against the euro, increasing by approximately 18% to $1.06/euro. Versus the British pound, the U.S. dollar increased by approximately 4% to $1.50/ £.

The 12-month total return for the S&P 500 Index was 2.75% for the reporting period. The total return reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately –6%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 6%, and a dividend return of approximately 2.1%.

Bond markets, as represented by the Barclays Intermediate Government/Credit Index, generated a total return of 1.09% during the 12-month period ended November 30, 2015. The performance of the index was comprised of the Intermediate Credit-portion (38.5% Index weighting), which posted a total return of 1.06%, and the Intermediate Government-portion (61.5% Index weighting), which generated a total return of 1.11%. The total return of the Intermediate Credit-portion was comprised of a price return of –2.42% and a coupon return of 3.48%. Meanwhile, the total return of the Intermediate Government-portion was comprised of a price return of –0.70% and a coupon return of 1.81%.1

[1]	Source: Barclays Live®

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2015, the State Farm Balanced Fund had a total return of –0.18% after expenses. The total return of the blended benchmark was 2.31% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was 2.75%, while the fixed income benchmark Barclays Intermediate Government/Credit Index had a total return of 1.09% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Barclays Intermediate Government/Credit Index contains approximately 5,056 U.S. Treasury, corporate and other securities with an average maturity of about 4.33 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (60.17% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund within the equity portion.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/15	12/1/14 to 11/30/15 % Price Change
Walt Disney Co., The	Media & Broadcasting	7.2%	23%
Vulcan Materials Co.	Building Materials & Construction	1.0%	55%
Eli Lilly and Co.	Health Care	1.0%	20%
General Electric Co.	Electronic/Electrical Manufacturing	1.4%	13%
Allergan Inc.*	Health Care	Sold	13%
*Sold prior to 11/30/2015. Price change referenced is from 12/1/2014 to date sold.

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/15	12/1/14 to 11/30/15 % Price Change
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.0%	-31%
Wal-Mart Stores Inc.	Retailers	1.0%	-33%
Proctor & Gamble Co., The	Consumer & Marketing	2.1%	-17%
Caterpillar Inc.	Machinery & Manufacturing	1.1%	-28%
Nucor Corp.	Mining & Metals	1.1%	-23%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/15	12/1/14 to 11/30/15 % Price Change
Walt Disney Co., The	Media & Broadcasting	7.2%	23%
Johnson & Johnson	Health Care	2.5%	-6%
Exxon Mobil Corp.	Oil & Gas	2.5%	-10%
Wells Fargo & Co.	Banks	2.4%	1%
Apple Inc.	Computers	2.2%	-7%
Procter & Gamble Co., The	Consumer & Marketing	2.1%	-17%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.0%	-31%
Air Products & Chemicals Inc.	Chemicals	1.9%	-5%
Alphabet Inc. Class A	Computer Software & Services	1.7%	37%
Chevron Corp.	Oil & Gas	1.6%	-16%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 11.72%, which was higher than the equity portion of the Fund typically generates and was due in large part to an increased level of merger and acquisition activity during the year. For example, Allergan Inc., a long-term Health Care holding in the portfolio, merged with Actavis plc, with the Fund subsequently selling its entire position in the newly-formed company. Also during the period Sigma-Aldrich Corp., a long-term Chemicals holding in the portfolio, merged with Germany-based Merck KGaA. As a result of the transaction, the Fund was required to exchange all of its Sigma-Aldrich shares for cash.

In addition, separate from the Fund’s activity due to these mergers and acquisitions, the Fund also sold its entire equity position in Hewlett-Packard Corp., a long-term Computers holding, as well as KLA-Tencor Corp., an Electronic & Electrical Manufacturing holding.

There were 76 holdings in the equity portion of the Fund totaling approximately $1.0 billion in assets at the end of the reporting period, compared to 79 holdings and approximately $1.1 billion in assets one year earlier. We believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2014, through November 30, 2015, 54 of the stocks in the portfolio, accounting for over 90% of the equity portion of the Fund’s net assets, increased their dividends.

Fixed Income portion of the Fund (39.32% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 71.4% of the fixed income securities (representing 28.09% of total net assets) maturing within 3-11 years. The largest components of the fixed income portion of the

Fund were corporate bonds (21.78% of total net assets) and U.S. Treasury securities (13.59% of total net assets). From a credit rating standpoint, 37.2% of the Fund’s fixed income portfolio was rated Aaa, including U.S. Treasury bonds and certain corporate bonds. The remaining corporate fixed income portfolio was invested in Aa-rated bonds (14.2% of fixed income assets), single A-rated debt (31.7% of fixed income assets), and Baa-rated bonds (7.5% of fixed income assets).2

The Fund’s holdings of U.S. Treasury securities, corporate bonds, agency issues, and agency commercial mortgage backed securities all had positive total returns, helping the Fund generate a positive total return of the fixed income portion over the 12-month period. With a period total return of approximately 2.33%, corporate bonds provided the greatest contribution to the returns of the fixed income portion of the Fund. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the Fund throughout the year. The duration of the Fund’s bond portfolio at the end of November 2015 stood at 4.4 years, which is down from 4.5 years on December 1, 2014. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Barclays Intermediate Government/Credit Index.

[2]	Ratings by Moody’s Investor Services Inc. (“Moody’s”). Percentages are based on total fixed income investments as of November 30, 2015. Of the remaining fixed income investments, 4.03% were not rated by Moody’s, and 4.92% were short-term investments.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2015, U.S. fixed income markets were impacted by factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth – albeit modest – in U.S. Gross Domestic Product. In addition, despite indications that the Federal Reserve (the “Fed”) might be ready to move after holding short-term rates near zero since 2008, the Fed maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% for the entire 12-month period.

Interest rates were affected by uneven global economic activity throughout the period. Many emerging market economies suffered due in part to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July-September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program – initiated in March — generally failed to deliver the expected boost to Eurozone economies.

Influenced in part by this ECB activity, U.S. fixed income markets produced generally positive gains during the 12-month period ended November 30, 2015. As the ECB and other major global central banks initiated or increased their own monetary stimulus measures, foreign investors maintained their strong demand for U.S. fixed income issuances as they sought higher yields compared with the relatively lower yields offered by many other foreign bonds.

During the period, the U.S. Treasury yield curve flattened as rates on short-term and intermediate-maturity U.S. Treasuries remained relatively stable for most of the period before rising sharply in November 2015. The yield on 3-month U.S. Treasuries began the period at 0.02%, increasing 20 basis points to finish at 0.22% on November 30, 2015. The 2-year U.S. Treasury yield, which started the period at 0.47%, rose almost 20 basis points in November 2015 alone to finish at 0.94%, as investors began to anticipate a December increase in the Fed’s key benchmark rate. Meanwhile, after moving as high as 2.50% and as low as 1.68% during the period, the yield on the 10-year U.S. Treasury settled at 2.21% on November 30, 2015, a 3 basis point increase from its

Overall, longer-maturity U.S. Treasuries outperformed relative to short- and intermediate-maturity U.S. Treasuries. For the 1-year period, the total return for Barclays 1-3 year U.S. Treasuries and Barclays Intermediate-maturity U.S. Treasuries were 0.40% and 1.10%, respectively, compared to a total return of 1.55% on Barclays 20+ year U.S. Treasuries.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2015, along with the maturity allocation of the Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

Maturity	State Farm Interim Fund Allocation	Barclays 1-5 Year U.S. Treasury Index Allocation
0 -1 Years	19.07%**	0.00%
1 -2 Years	14.06%	32.31%
2 -3 Years	26.93%	23.63%
3 -4 Years	20.64%	19.18%
4 -5 Years	13.71%	21.90%
5 -6 Years	5.59%	2.98%
6+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 5.76% allocation to the JPMorgan U.S. Government Money Market Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2015, the State Farm Interim Fund had a total return of 0.77% after expenses, compared to a total return of 0.74% for the Barclays 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Maturities of all lengths of U.S. Treasury Notes provided positive total returns for the 1-year period. Relative to its benchmark, the Fund’s greater exposure throughout the period to U.S. Treasury Notes with maturities greater than five years contributed to the Fund’s total return outperforming its benchmark by three basis points. As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As U.S. Treasury Notes mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the Fund at the end of November 2015 stood at 2.5 years, which is down from 2.7 years on December 1, 2014. The Fund’s duration was lower than the duration of its benchmark (the Barclays 1-5 Year U.S. Treasury Index) of 2.7 years as of November 30, 2015. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. Generally, as interest rates rise, bond prices decline and vice versa. If interest rates remain at current levels or increase further, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

*	The Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we seek to diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. While we are conscious of how the Fund’s portfolio differs from its benchmark, the Barclays 7-Year Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2015, fixed income markets were impacted by factors including: a continuing trend of generally subdued inflation, generally positive employment gains, and continued growth – albeit modest – in U.S. Gross Domestic Product. In addition, despite indications that the Federal Reserve (the “Fed”) might be ready to move after holding short-term rates near zero since 2008, the Fed maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% for the entire 12-month period.

Interest rates were affected by uneven global economic activity throughout the period. Many emerging market economies suffered due in part to their reliance on commodity exports, Japan fell back into a recession during the third quarter (July-September), China’s slowing growth story continued, and the European Central Bank’s (the “ECB”) own quantitative easing program – initiated in March – generally failed to deliver the expected boost to Eurozone economies.

Influenced in part by this ECB activity, U.S. fixed income markets produced generally positive gains during the 12-month period ended November 30, 2015. As the ECB and other major global central banks initiated or increased their own monetary stimulus measures, foreign investors maintained their strong demand for U.S. fixed income issuances as they sought higher yields compared with the relatively lower yields offered by many other foreign bonds.

As illustrated in Table 1 below, the municipal bond yield curve flattened as longer-maturity yields decreased while intermediate-and short-maturity yields increased over the 1-year period ended November 30, 2015.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2014	0.14%	1.15%	2.08%	2.74%
November 30, 2015	0.34%	1.26%	2.02%	2.72%

Increase (Decrease) in Yield	0.20%	0.11%	(0.06%)	(0.02%)

[1]	The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2015 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of November 30, 2015) on all components of the Barclays Municipal Bond Index were positive, with higher returns along the longer-end of the maturity yield curve. The Barclays Municipal Bond Index is used to illustrate returns for municipal bonds having various maturities. The Barclays 7-Year Municipal Bond Index is not used to illustrate this point because the Barclays 7-Year Municipal Bond Index only includes municipal bonds with maturities between 6 and 8 years.

Table 2: Barclays Municipal Bond Index - Component Returns by Maturity2

Maturity	Annual Total Return (as of November 30, 2015)
1-Year Municipal Bonds	0.57%
3-Year Municipal Bonds	0.94%
5-Year Municipal Bonds	1.90%
7-Year Municipal Bonds	2.84%
10-Year Municipal Bonds	3.42%
15-Year Municipal Bonds	3.87%
20-Year Municipal Bonds	3.79%
Long-Bond (22+ Year) Municipal Bonds	4.44%

[2]	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (Baa and A rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) within the Barclays Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below. The Barclays Municipal Bond Index is used to illustrate annual total returns for municipal bonds with various investment grade credit qualities. Information on the total annual returns of municipal bonds within the Barclays 7-Year Municipal Bond Index based on credit quality is unavailable.

Table 3: Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of November 30, 2015)
Aaa Rated Bonds	2.52%
Aa Rated Bonds	2.92%
A Rated Bonds	3.48%
Baa Rated Bonds	4.29%

3 Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Barclays Municipal Bond Index.

As of November 30, 2015, the 2.72% yield on 20-year Aaa-rated municipal bonds exceeded the 2.63% yield offered on comparable 20-year taxable U.S. Treasuries by 9 basis points, which is not a normal yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2015, along with the maturity allocation of the Barclays 7-Year Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Barclays 7-Year Municipal Bond Index

(unaudited)*

Maturity	State Farm Municipal Bond Fund Allocation	Barclays 7-Year Municipal Bond Index Allocation
0-6 Years	34.65%**	0.00%
6-12 Years	47.86%	100.00%
12-22 Years	17.49%	0.00%
22+ Years	0.00%	0.00%

Totals	100.00%	100.00%
*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2015. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 5.75% allocation to the JPMorgan Tax Free Money Market Fund.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of 2.65% for the 1-year period ended November 30, 2015, after expenses, compared to a 2.84% for the Barclays 7-Year Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a positive total return for the 1-year period. As illustrated in Table 2 above, longer-maturity bonds outperformed intermediate maturities, which in turn outperformed short maturities over the 1-year period. Consistent with the Fund’s intermediate-maturity orientation, none of the Fund’s total investments were in bonds having maturities over 22 years as of November 30, 2015. During the period, bonds having maturities between 6-12 years outperformed relative to bonds having maturities of up to six years. Relative to the Fund, the Barclays 7-Year Municipal Bond Index had a higher concentration in those bonds having maturities between 6-12 years, which played a part in the Fund underperforming the Index during the reporting period.

We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk and credit risk. Throughout the reporting period, the Fund’s modified duration increased from 3.83 years as of December 1, 2014 to 3.89 years as of November 30, 2015. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended November 30, 2015.

Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Barclays 7-Year Municipal Bond Index as of November 30, 2015. Over the reporting period, the lower end of investment-grade quality municipal bonds (Baa and A rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) as previously illustrated in Table 3 above.

*	The Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Table 4: Credit Ratings Comparison (as of November 30, 2015)4

Credit Ratings	State Farm Municipal Bond Fund Allocation	Barclays 7-Year Municipal Bond Index Allocation
Aaa/AAA	8.59%	12.14%
Aa/AA	68.04%	58.82%
A	15.38%	21.61%
Baa/BBB or Lower	0.68%	6.73%
NR (Not Rated)	7.31%*	0.70%

Totals	100.00%	100.00%

[4]	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of November 30, 2015. Reflects the lower of Moody’s and Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer rating.
*	Includes a 5.75% allocation to the JPMorgan Tax Free Money Market Fund.

As highlighted earlier, the difference in maturity structure between the Fund and its benchmark along with the Fund’s higher credit quality orientation than its benchmark played a role in the Fund’s relative performance against the benchmark during the period. The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s investment philosophy.

The number of individual bonds held in the portfolio over the reporting period increased by 26, from 429 to 455 bonds. Turnover for the reporting period was 9.71%. Investments within the state of Washington represented the largest single allocation in any state representing 5.70% of total net assets, which is up from 4.26% from the beginning of the reporting period.

The largest additions to the portfolio included net acquisitions of bonds in Washington, followed by Iowa and Arkansas. Bonds secured by a general obligation pledge accounted for approximately 77% of all new acquisitions with revenue bond purchases representing 23% of the total. The average ratings quality of new bond purchases was Aa3/AA-. The Aa3 rating is a subset of Moody’s Aa rating and AA- is a subset of Standard and Poor’s AA rating. The largest net reduction of holdings occurred through maturities of bonds in Alaska, followed by Kansas.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Generally, as interest rates rise, bond prices decline and vice versa. If interest rates remain at current levels or increase further, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

Shareholder Meeting (unaudited)

On June 12, 2015, State Farm Associates’ Funds Trust had a special shareholder meeting. At that meeting, the shareholders elected the following nine persons to serve as members of the Board of Trustees:

Trustee Nominee	Votes Cast For	Votes Withheld	Abstentions	Broker Non-votes	Results

Joe R. Monk, Jr	67,285,880	709,041	0	0	Elected
Paul J. Smith	67,305,686	689,235	0	0	Elected
Thomas M. Mengler	67,189,990	804,931	0	0	Elected
James A. Shirk	67,122,632	872,288	0	0	Elected
Diane L. Wallace	66,821,776	1,173,144	0	0	Elected
Victor J Boschini	67,168,497	826,424	0	0	Elected
David L. Vance	67,115,539	879,382	0	0	Elected
Alan R. Latshaw	67,178,508	816,412	0	0	Elected
Anita M. Nagler	66,976,710	1,018,211	0	0	Elected

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Annualized Expense Ratio Based on the Period June 1, 2015 to November 30, 2015	Expenses Paid During Period June 1, 2015 to November 30, 2015*

State Farm Growth Fund

Actual	$1,000.00	$966.85	0.12%	$0.59

Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61

State Farm Balanced Fund

Actual	$1,000.00	$981.49	0.13%	$0.65

Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66

State Farm Interim Fund

Actual	$1,000.00	$1,000.74	0.16%	$0.80

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

State Farm Municipal Bond Fund

Actual	$1,000.00	$1,017.98	0.16%	$0.81

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 12, 2015, all of the Trustees present, including those Trustees who are not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”) for an additional one-year term ending June 30, 2016.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC, on behalf of the Independent Trustees, a request for information to be provided to the Independent Trustees prior to the Board’s consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability.

At the Board’s request, SFIMC also provided the Board with additional information that the Board believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. In advance of the June 12th meeting, the Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. The Strategic Insight Report included information on the relative performance of each Fund as compared to one or more benchmark indexes and to a category of comparable mutual funds, as determined by Morningstar®, an independent third-party service provider (each, a “Morningstar Category”). In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding the Board members’ responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust also reviewed these materials at meetings held on March 13, 2015 and May 26, 2015, during which SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Board also considered information it received throughout the year relating to the Funds. The Independent Trustees discussed all of this material extensively in separate meetings among themselves, with their independent legal counsel and with the other Board members, after which the Board considered the various factors described below, none of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the investment performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, five- and ten-year performance of each Fund as of March 31, 2015 compared to the performance of each Fund’s benchmark index or indexes and compared to the performance of each Fund’s Morningstar Category. Morningstar assigns each Fund to a category based upon the underlying securities held in the Fund’s portfolio over the past three years.

The Board considered that although the Growth Fund’s performance compared to its benchmark and its Morningstar Category over the year-to-date, one-, three- and five-year periods lagged, the Growth Fund’s performance over the ten-year period was in line with the performance of its Morningstar Category. The Board also considered that although the Balanced Fund’s performance lagged compared to its blended benchmark and its Morningstar Category over the year-to-date, three- and five-year periods, the Balanced Fund’s performance over the one- and ten-year periods exceeded the performance of its Morningstar Category. The Board further took into account SFIMC’s explanation that the underperformance of the Growth and Balanced Funds over the noted time periods was due to SFIMC’s conservative investment management of these Funds such that, as a result, the Funds generally will tend to underperform their benchmark(s) and Morningstar Categories in periods of strong market performance or periods in which increased risk is rewarded. Conversely, SFIMC explained to the Board that the Growth and Balanced Funds tend to outperform their benchmarks and Morningstar Categories during flat and down markets. The Board noted SFIMC’s belief that over long-term market cycles, this conservative investment approach generally has provided competitive investment performance with lower-risk profiles for these two Funds and for the other Funds of Associates’ Funds Trust.

The Board also considered the performance of the Interim and Municipal Bond Funds compared to each Fund’s Morningstar Category. It noted that the Interim Fund had ranked in the top quartile of its Morningstar Category for the one- and three-year periods, and it also noted the outperformance of the Municipal Bond Fund for the one- and three-year periods compared to that Fund’s benchmark. The Board then considered SFIMC’s assertion that the Funds are managed with a low-risk profile and that they have provided long-term consistent returns. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to the fee structures and expense ratios of a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures as compiled by Strategic Insight. The Board evaluated the relative rankings of each Fund’s net total, net management and net operating expenses. The Board also took note that SFIMC did not manage any institutional client, and that it only manages the Funds, and the assets of other State Farm-sponsored mutual funds. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit (or loss) was calculated.

The Board considered SFIMC’s view that the Funds’ expenses are extremely competitive and among the lowest of their peers. In reviewing the Strategic Insight Report, the Board considered that each Fund ranked in the top quarter of its expense group, and that its net total expense, net management fee and net operating expense each were lower than the expense group median. After extensive discussion, the Board concluded that each Fund’s expense structure and overall fees were acceptable.

Economies of Scale

When reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the general reputation, financial resources, and business activities of SFIMC, as well as the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment, including the view of the Associates’ Funds Trust’s Chief Compliance Officer that the compliance policies and procedures of SFIMC were reasonably designed to monitor, detect and prevent violations of the federal securities laws. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds, and that given the past experience, SMFIC should be able to continue to provide satisfactory services to Associates’ Funds Trust.

Fallout Benefits

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Conclusion

Based on the Trustees’ extensive deliberations on the above factors and their evaluation of all of the information provided by SFIMC, Morningstar and Strategic Insight, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2016.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

	Shares	Value
Common Stocks (97.21%)
Agriculture, Foods, & Beverage (11.39%)
Archer-Daniels-Midland Co.	3,477,500	$126,893,975
Coca-Cola Co., The	2,054,600	87,567,052
Kellogg Co.	930,000	63,956,100
McCormick & Company Inc.	428,600	36,825,312
Nestle SA ADR	1,175,800	86,938,652
PepsiCo Inc.	641,400	64,242,624

		466,423,715

Banks (5.74%)
M&T Bank Corp.	213,400	26,745,422
Northern Trust Corp.	422,700	31,677,138
U.S. Bancorp	710,821	31,197,934
Wells Fargo & Co.	2,643,100	145,634,810

		235,255,304

Building Materials & Construction (2.61%)
Vulcan Materials Co.	1,039,200	106,694,664

Chemicals (5.12%)
Air Products & Chemicals Inc.	830,000	113,618,700
Croda International PLC	25,800	1,114,282
E.I. du Pont de Nemours & Co.	229,200	15,434,328
International Flavors & Fragrances Inc.	525,000	63,005,250
Novozymes A/S B Shares	344,484	16,562,787

		209,735,347

Computer Software & Services (2.97%)
Alphabet Inc. Class A (a)	112,635	85,923,610
Alphabet Inc. Class C (a)	5,916	4,393,222
Automatic Data Processing Inc.	109,900	9,479,974
CDK Global Inc.	36,633	1,736,770
Facebook Inc. Class A (a)	82,675	8,618,042
SAP SE	144,800	11,410,868

		121,562,486

Computers (5.69%)
Apple Inc.	1,287,217	152,277,771
International Business Machines Corp.	580,000	80,863,600

		233,141,371

Consumer & Marketing (6.34%)
AptarGroup Inc.	677,405	50,453,124
Colgate-Palmolive Co.	872,600	57,312,368
Procter & Gamble Co., The	1,765,155	132,104,200
Unilever NV New York Shares	451,152	19,733,388

		259,603,080

Electronic/Electrical Manufacturing (4.98%)
Emerson Electric Co.	729,400	36,470,000
General Electric Co.	3,744,419	112,107,905
Keysight Technolgies Inc. (a)	274,035	8,443,018
Linear Technology Corp.	1,023,400	46,789,848

		203,810,771

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.80%)
Berkshire Hathaway Inc. Class A (a)	162	$32,620,320
Berkshire Hathaway Inc. Class B (a)	143	19,175

		32,639,495

Health Care (15.67%)
Abbott Laboratories	847,500	38,069,700
AbbVie Inc.	847,500	49,282,125
Agilent Technologies Inc.	548,071	22,920,329
Amgen Inc.	159,250	25,655,175
Celgene Corp. (a)	61,800	6,764,010
Eli Lilly and Co.	997,000	81,793,880
Johnson & Johnson	2,481,600	251,237,184
Merck & Co. Inc.	296,750	15,730,718
Novo Nordisk A/S Sponsored ADR	357,416	19,647,158
Pfizer Inc.	2,239,031	73,373,046
Roche Holdings Ltd. Sponsored ADR	732,281	24,524,091
Zoetis Inc.	705,696	32,956,003

		641,953,419

Machinery & Manufacturing (8.77%)
3M Co.	564,000	88,311,120
ASML Holding NV NY Reg. Shares	364,933	33,836,588
Caterpillar Inc.	1,162,621	84,464,416
Deere & Co.	42,900	3,413,553
Donaldson Company Inc.	765,513	24,037,108
HNI Corp.	1,439,200	63,698,992
Illinois Tool Works Inc.	652,500	61,321,950

		359,083,727

Media & Broadcasting (7.56%)
Walt Disney Co., The	2,728,640	309,618,781

Mining & Metals (1.95%)
BHP Billiton PLC	941,859	11,302,795
Nucor Corp.	531,200	22,018,240
Rio Tinto PLC	476,280	15,840,026
Rio Tinto PLC ADR	907,200	30,010,176
South32 Ltd. (a)	941,859	804,911

		79,976,148

Oil & Gas (11.03%)
BG Group PLC	3,199,100	49,692,767
Chevron Corp.	1,060,000	96,799,200
Devon Energy Corp.	212,204	9,763,506
Dril-Quip Inc. (a)	16,100	1,016,071
Exxon Mobil Corp.	2,615,200	213,557,232
Imperial Oil Ltd.	25,300	820,479
Noble Energy Inc.	89,300	3,274,631
Royal Dutch Shell PLC ADR Class A	456,900	22,735,344
Schlumberger Ltd.	564,642	43,562,130
Spectra Energy Corp.	399,950	10,478,690

		451,700,050

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Shares	Value
Common Stocks (Cont.)
Retailers (1.92%)
Wal-Mart Stores Inc.	1,339,100	$78,792,644

Telecom & Telecom Equipment (3.04%)
AT&T Inc.	2,140,534	72,071,780
Corning Inc.	1,284,600	24,060,558
Verizon Communications Inc.	624,900	28,401,705

		124,534,043

Transportation (1.12%)
GATX Corp.	190,700	8,829,410
Union Pacific Corp.	442,075	37,112,196

		45,941,606

Utilities & Energy (0.51%)
Duke Energy Corp.	306,966	20,800,016

Total Common Stocks
(cost $1,549,030,309)		3,981,266,667

Short-term Investments (2.46%)
JPMorgan U.S. Government Money Market Fund	100,757,713	100,757,713

Total Short-term Investments
(cost $100,757,713)		100,757,713

TOTAL INVESTMENTS (99.67%)
(cost $1,649,788,022)		4,082,024,380
OTHER ASSETS, NET OF LIABILITIES (0.33%)		13,627,722

NET ASSETS (100.00%)		$4,095,652,102

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

	Shares	Value
Common Stocks (60.17%)
Agriculture, Foods, & Beverage (6.46%)
Archer-Daniels-Midland Co.	940,561	$34,321,072
Campbell Soup Co.	26,000	1,358,240
Coca-Cola Co., The	410,000	17,474,200
Kellogg Co.	310,000	21,318,700
Nestle SA ADR	319,174	23,599,726
PepsiCo Inc.	110,100	11,027,616

		109,099,554

Banks (3.90%)
M&T Bank Corp.	58,300	7,306,739
Northern Trust Corp.	104,700	7,846,218
U.S. Bancorp	218,145	9,574,384
Wells Fargo & Co.	747,600	41,192,760

		65,920,101

Building Materials & Construction (0.97%)
Vulcan Materials Co.	160,200	16,447,734

Chemicals (3.81%)
Air Products & Chemicals Inc.	230,000	31,484,700
Dow Chemical Co., The	69,000	3,596,970
E.I. du Pont de Nemours & Co.	132,105	8,895,951
International Flavors & Fragrances Inc.	120,000	14,401,200
Novozymes A/S B Shares	124,350	5,978,747

		64,357,568

Computer Software & Services (2.65%)
Alphabet Inc. Class A (a)	36,687	27,986,678
Alphabet Inc. Class C (a)	3,559	2,642,913
Automatic Data Processing Inc.	47,400	4,088,724
CDK Global Inc.	15,800	749,078
Facebook Inc. Class A (a)	49,575	5,167,698
SAP SE	52,800	4,160,869

		44,795,960

Computers (3.48%)
Apple Inc.	318,176	37,640,221
International Business Machines Corp.	152,100	21,205,782

		58,846,003

Consumer & Marketing (3.74%)
AptarGroup Inc.	134,100	9,987,768
Colgate-Palmolive Co.	80,000	5,254,400
Procter & Gamble Co., The	477,700	35,751,068
Unilever NV New York Shares	276,106	12,076,876

		63,070,112

Electronic/Electrical Manufacturing (2.19%)
Emerson Electric Co.	98,600	4,930,000
General Electric Co.	796,300	23,841,222
Keysight Technolgies Inc. (a)	71,893	2,215,023
Linear Technology Corp.	130,100	5,948,172

		36,934,417

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.41%)
Berkshire Hathaway Inc. Class A (a)	34	$6,846,240
Berkshire Hathaway Inc. Class B (a)	533	71,470

		6,917,710

Health Care (8.60%)
Abbott Laboratories	146,675	6,588,641
AbbVie Inc.	92,000	5,349,800
Agilent Technologies Inc.	143,787	6,013,172
Amgen Inc.	70,750	11,397,825
Eli Lilly and Co.	212,000	17,392,480
Johnson & Johnson	417,700	42,287,948
Medtronic PLC	21,600	1,627,344
Merck & Co. Inc.	103,200	5,470,632
Novo Nordisk A/S Sponsored ADR	153,404	8,432,618
Pfizer Inc.	728,140	23,861,148
Roche Holding AG Sponsored ADR	179,815	6,022,004
Zoetis Inc.	229,495	10,717,416

		145,161,028

Machinery & Manufacturing (4.74%)
3M Co.	124,600	19,509,868
ASML Holding NV NY Reg. Shares	82,440	7,643,837
Caterpillar Inc.	262,400	19,063,360
Deere & Co.	72,202	5,745,113
Donaldson Company Inc.	279,017	8,761,134
HNI Corp.	160,000	7,081,600
Illinois Tool Works Inc.	130,600	12,273,788

		80,078,700

Media & Broadcasting (7.17%)
Lee Enterprises Inc. Class A (a)	84,000	148,680
Walt Disney Co., The	1,065,995	120,958,453

		121,107,133

Mining & Metals (2.11%)
BHP Billiton PLC	169,900	2,038,888
Newmont Mining Corp.	29,200	537,572
Nucor Corp.	436,800	18,105,360
Rio Tinto PLC	153,825	5,115,881
Rio Tinto PLC ADR	293,000	9,692,440
South32 Ltd. (a)	169,900	145,196

		35,635,337

Oil & Gas (6.25%)
BG Group PLC	256,800	3,988,966
Chevron Corp.	288,000	26,300,160
Devon Energy Corp.	76,170	3,504,582
Exxon Mobil Corp.	512,400	41,842,584
Noble Energy Inc.	39,800	1,459,466
Royal Dutch Shell PLC ADR Class A	216,400	10,768,064
Schlumberger Ltd.	201,727	15,563,238
Spectra Energy Corp.	79,650	2,086,830

		105,513,890

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Shares	Value
Common Stocks (Cont.)
Retailers (0.96%)
Wal-Mart Stores Inc.	276,700	$16,281,028

Telecom & Telecom Equipment (1.78%)
AT&T Inc.	533,359	17,958,198
Corning Inc.	372,300	6,973,179
Verizon Communications Inc.	112,490	5,112,670

		30,044,047

Transportation (0.66%)
GATX Corp.	68,200	3,157,660
Union Pacific Corp.	95,035	7,978,188

		11,135,848

Utilities & Energy (0.29%)
Duke Energy Corp.	72,333	4,901,284

Total Common Stocks
(cost $413,439,806)		1,016,247,454

	Principal amount	Value
Corporate Bonds (21.78%)
Aerospace/Defense (0.59%)
Precision Castparts Corp.
2.250%, 06/15/2020	$1,000,000	$997,902
Rolls-Royce PLC (b)
2.375%, 10/14/2020	1,000,000	984,007
Lockheed Martin Corp.
3.350%, 09/15/2021	1,000,000	1,025,969
Boeing Co.
2.350%, 10/30/2021	1,000,000	1,000,229
2.850%, 10/30/2024	1,000,000	996,720
Raytheon Co.
3.150%, 12/15/2024	1,000,000	1,005,741
Lockheed Martin Corp.
2.900%, 03/01/2025	1,000,000	967,920
Precision Castparts Corp.
3.250%, 06/15/2025	1,000,000	994,325
Rolls-Royce PLC (b)
3.625%, 10/14/2025	1,000,000	983,925
Lockheed Martin Corp.
3.550%, 01/15/2026	1,000,000	1,008,310

		9,965,048

Agriculture, Foods, & Beverage (1.49%)
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	1,016,586
Hershey Co.
5.450%, 09/01/2016	500,000	517,800
Kraft Foods Inc.
6.500%, 08/11/2017	1,000,000	1,079,694
Sysco Corp.
5.250%, 02/12/2018	1,000,000	1,075,551
PepsiCo Inc.
5.000%, 06/01/2018	1,000,000	1,087,541

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Coca-Cola Co., The
2.450%, 11/01/2020	$1,000,000	$1,018,480
Kellogg Co.
4.000%, 12/15/2020	2,000,000	2,111,226
PepsiCo Inc.
2.750%, 03/05/2022	1,000,000	1,010,826
JM Smucker Co.
3.000%, 03/15/2022	1,000,000	1,000,549
Kellogg Co.
3.125%, 05/17/2022	1,000,000	993,224
Sysco Corp.
2.600%, 06/12/2022	1,000,000	970,698
Campbell Soup Co.
2.500%, 08/02/2022	1,000,000	955,379
Kellogg Co.
2.750%, 03/01/2023	1,000,000	973,732
PepsiCo Inc.
2.750%, 03/01/2023	1,000,000	999,278
Coca-Cola Co., The
2.500%, 04/01/2023	2,000,000	1,986,814
Hershey Co.
2.625%, 05/01/2023	1,300,000	1,281,283
Mondelez International Inc.
4.000%, 02/01/2024	1,000,000	1,035,649
General Mills Inc.
3.650%, 02/15/2024	1,000,000	1,028,436
PepsiCo Inc.
3.600%, 03/01/2024	1,000,000	1,046,778
JM Smucker Co.
3.500%, 03/15/2025	1,000,000	1,002,685
PepsiCo Inc.
3.500%, 07/17/2025	1,000,000	1,032,032
Hershey Co.
3.200%, 08/21/2025	1,000,000	1,010,770
Coca-Cola Co., The
2.875%, 10/27/2025	1,000,000	985,401

		25,220,412

Automotive (0.51%)
American Honda Finance Corp.
2.125%, 10/10/2018	500,000	505,528
Toyota Motor Credit Corp.
2.000%, 10/24/2018	1,000,000	1,010,482
2.100%, 01/17/2019	500,000	504,966
Daimler Finance NA LLC (b)
2.250%, 03/02/2020	500,000	490,902
American Honda Finance Corp.
2.450%, 09/24/2020	1,000,000	1,005,038
Johnson Controls Inc.
4.250%, 03/01/2021	2,000,000	2,093,960
Toyota Motor Credit Corp.
2.750%, 05/17/2021	1,000,000	1,012,666
3.300%, 01/12/2022	1,000,000	1,038,421
2.625%, 01/10/2023	1,000,000	986,877

		8,648,840

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (0.85%)
Wachovia Bank NA
5.600%, 03/15/2016	$750,000	$760,748
Bank of America NA
6.000%, 06/15/2016	1,000,000	1,025,282
5.300%, 03/15/2017	500,000	522,724
Wachovia Corp.
5.750%, 06/15/2017	750,000	799,473
Wachovia Bank NA
6.000%, 11/15/2017	500,000	542,336
Wells Fargo & Co.
5.625%, 12/11/2017	500,000	540,616
Bank of New York Mellon Corp.
2.100%, 08/01/2018	1,000,000	1,014,988
U.S. Bancorp
1.950%, 11/15/2018	1,000,000	1,010,686
Wells Fargo & Co.
2.150%, 01/15/2019	500,000	503,116
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	1,006,519
State Street Corp.
2.550%, 08/18/2020	1,000,000	1,011,277
PNC Bank NA
2.450%, 11/05/2020	500,000	500,172
Wells Fargo & Co.
3.000%, 01/22/2021	1,000,000	1,023,588
U.S. Bancorp
3.000%, 03/15/2022	1,000,000	1,022,360
3.700%, 01/30/2024	500,000	526,095
Bank of New York Mellon Corp.
3.650%, 02/04/2024	1,000,000	1,040,790
State Street Corp.
3.300%, 12/16/2024	1,000,000	1,011,057
3.550%, 08/18/2025	500,000	515,422

		14,377,249

Chemicals (0.44%)
Monsanto Co.
1.850%, 11/15/2018	500,000	495,760
Praxair Inc.
2.450%, 02/15/2022	2,000,000	1,957,132
Monsanto Co.
2.200%, 07/15/2022	1,300,000	1,191,466
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	963,133
Praxair Inc.
2.700%, 02/21/2023	1,000,000	977,404
Monsanto Co.
2.850%, 04/15/2025	1,000,000	924,193
Praxair Inc.
3.200%, 01/30/2026	1,000,000	1,007,540

		7,516,628

Commercial Service/Supply (0.15%)
Pitney Bowes Inc.
5.750%, 09/15/2017	500,000	535,505

	Principal amount	Value
Corporate Bonds (Cont.)
Commercial Service/Supply (Cont.)
Cintas Corp. No. 2
3.250%, 06/01/2022	$2,000,000	$2,019,482

		2,554,987

Computer Software & Services (0.93%)
Oracle Corp.
2.375%, 01/15/2019	1,000,000	1,018,896
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	504,692
Microsoft Corp.
4.000%, 02/08/2021	2,000,000	2,187,994
2.125%, 11/15/2022	2,000,000	1,944,846
Intel Corp.
2.700%, 12/15/2022	2,000,000	1,998,740
Microsoft Corp.
2.375%, 05/01/2023	1,000,000	983,186
Texas Instruments Inc.
2.250%, 05/01/2023	3,000,000	2,859,411
Oracle Corp.
3.625%, 07/15/2023	1,000,000	1,039,839
Google Inc.
3.375%, 02/25/2024	1,000,000	1,053,542
Intel Corp.
3.700%, 07/29/2025	1,000,000	1,041,534
Automatic Data Processing Inc.
3.375%, 09/15/2025	1,000,000	1,025,219

		15,657,899

Computers (0.36%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,078,880
1.875%, 05/15/2019	3,000,000	3,001,242
1.625%, 05/15/2020	2,000,000	1,967,984

		6,048,106

Consumer & Marketing (1.12%)
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,621,642
Unilever Capital Corp.
2.200%, 03/06/2019	1,000,000	1,015,328
Kimberly-Clark Corp.
1.900%, 05/22/2019	500,000	499,837
Unilever Capital Corp.
4.250%, 02/10/2021	3,000,000	3,300,477
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	997,701
Colgate-Palmolive Co.
2.300%, 05/03/2022	2,000,000	1,988,200
1.950%, 02/01/2023	1,000,000	957,658
2.100%, 05/01/2023	2,000,000	1,929,178
NIKE Inc.
2.250%, 05/01/2023	1,500,000	1,467,542

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Kimberly-Clark Corp.
2.400%, 06/01/2023	$1,000,000	$975,980
Procter & Gamble Co., The
3.100%, 08/15/2023	2,000,000	2,084,606
Unilever Capital Corp.
3.100%, 07/30/2025	1,000,000	1,010,888
Kimberly-Clark Corp.
3.050%, 08/15/2025	1,000,000	997,862

		18,846,899

Electronic/Electrical Manufacturing (0.48%)
Emerson Electric Co.
5.375%, 10/15/2017	1,000,000	1,071,097
5.250%, 10/15/2018	500,000	547,012
2.625%, 12/01/2021	1,000,000	994,696
Siemens Financieringsmaatschappij NV (b)
2.900%, 05/27/2022	500,000	503,120
General Electric Co.
2.700%, 10/09/2022	1,000,000	1,003,030
Emerson Electric Co.
2.625%, 02/15/2023	1,000,000	977,888
General Electric Co.
3.375%, 03/11/2024	1,000,000	1,036,933
Siemens Financieringsmaatschappij NV (b)
3.250%, 05/27/2025	1,000,000	1,005,801
Emerson Electric Co.
3.150%, 06/01/2025	1,000,000	998,980

		8,138,557

Financial Services (0.53%)
GE Capital International
Funding Co. (b)
0.964%, 04/15/2016	1,059,000	1,060,284
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	512,774
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	538,080
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,500,000	1,615,080
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	547,153
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,000,000	1,084,855
General Electric Capital Corp.
3.150%, 09/07/2022	287,000	293,712
JPMorgan Chase & Co.
3.200%, 01/25/2023	1,000,000	1,003,865
3.625%, 05/13/2024	500,000	511,384
3.125%, 01/23/2025	1,000,000	978,566
GE Capital International Funding Co. (b)
3.373%, 11/15/2025	747,000	755,616

		8,901,369

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (2.42%)
Baxter International Inc.
1.850%, 01/15/2017	$1,000,000	$1,005,698
Amgen Inc.
5.850%, 06/01/2017	1,000,000	1,063,150
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,075,542
AstraZeneca PLC
5.900%, 09/15/2017	750,000	810,422
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,099,370
Baxter International Inc.
5.375%, 06/01/2018	2,000,000	2,161,236
Eli Lilly and Co.
1.950%, 03/15/2019	1,000,000	1,011,163
Pfizer Inc.
2.100%, 05/15/2019	1,000,000	1,012,924
Amgen Inc.
2.200%, 05/22/2019	1,000,000	999,345
AstraZeneca PLC
1.950%, 09/18/2019	500,000	500,830
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	1,013,551
Abbott Laboratories
2.550%, 03/15/2022	1,000,000	996,298
Medtronic Inc.
3.125%, 03/15/2022	2,000,000	2,033,330
EMD Finance LLC (b)
2.950%, 03/19/2022	1,000,000	964,205
Bristol-Myers Squibb Co.
2.000%, 08/01/2022	1,500,000	1,458,666
Merck & Co. Inc.
2.400%, 09/15/2022	1,000,000	984,631
Novartis Capital Corp.
2.400%, 09/21/2022	2,000,000	1,975,126
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	1,002,064
Medtronic Inc.
2.750%, 04/01/2023	500,000	489,886
Merck & Co. Inc.
2.800%, 05/18/2023	3,000,000	3,000,888
Pfizer Inc.
3.000%, 06/15/2023	2,000,000	2,008,600
Johnson & Johnson
3.375%, 12/05/2023	1,500,000	1,604,202
Medtronic Inc.
3.625%, 03/15/2024	1,000,000	1,035,169
Novartis Capital Corp.
3.400%, 05/06/2024	1,500,000	1,557,058
Pfizer Inc.
3.400%, 05/15/2024	1,000,000	1,022,560
Stryker Corp.
3.375%, 05/15/2024	1,000,000	1,007,478
Amgen Inc.
3.625%, 05/22/2024	1,000,000	998,117

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Abbott Laboratories
2.950%, 03/15/2025	$1,000,000	$985,972
EMD Finance LLC (b)
3.250%, 03/19/2025	1,000,000	954,553
Eli Lilly and Co.
2.750%, 06/01/2025	1,000,000	991,408
Roche Holdings Inc. (b)
3.000%, 11/10/2025	2,000,000	1,990,334
AstraZeneca PLC
3.375%, 11/16/2025	1,000,000	1,002,510
Novartis Capital Corp.
3.000%, 11/20/2025	1,000,000	994,360

		40,810,646

Machinery & Manufacturing (1.94%)
Eaton Corp.
5.300%, 03/15/2017	1,500,000	1,572,567
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,058,427
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,067,962
United Technologies Corp.
5.375%, 12/15/2017	1,500,000	1,619,175
Danaher Corp.
5.625%, 01/15/2018	1,000,000	1,082,389
Dover Corp.
5.450%, 03/15/2018	1,000,000	1,082,807
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	1,000,000	1,087,994
3M Co.
1.625%, 06/15/2019	2,000,000	2,001,096
Danaher Corp.
2.400%, 09/15/2020	500,000	502,702
John Deere Capital Corp.
2.800%, 03/04/2021	500,000	506,320
Caterpillar Inc.
3.900%, 05/27/2021	2,000,000	2,145,326
John Deere Capital Corp.
2.750%, 03/15/2022	1,000,000	989,263
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	996,006
United Technologies Corp.
3.100%, 06/01/2022	1,000,000	1,021,840
Deere & Co.
2.600%, 06/08/2022	2,000,000	1,982,552
Covidien International
3.200%, 06/15/2022	2,000,000	2,015,034
3M Co.
2.000%, 06/26/2022	1,500,000	1,466,098
Thermo Fisher Scientific Inc.
3.150%, 01/15/2023	1,000,000	983,132
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	968,913
Covidien International
2.950%, 06/15/2023	1,000,000	988,891

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Honeywell International Inc.
3.350%, 12/01/2023	$1,000,000	$1,026,831
Caterpillar Inc.
3.400%, 05/15/2024	1,000,000	1,018,174
John Deere Capital Corp.
3.350%, 06/12/2024	1,500,000	1,540,994
3M Co.
3.000%, 08/07/2025	2,000,000	1,994,872
Dover Corp.
3.150%, 11/15/2025	1,000,000	991,892
Chevron Corp.
3.326%, 11/17/2025	1,000,000	1,015,853

		32,727,110

Media & Broadcasting (0.42%)
Walt Disney Co., The
6.000%, 07/17/2017	1,000,000	1,079,887
1.850%, 05/30/2019	2,000,000	2,009,726
Comcast Corp.
3.125%, 07/15/2022	2,000,000	2,055,072
Reed Elsevier Capital
3.125%, 10/15/2022	1,000,000	978,107
Comcast Corp.
3.600%, 03/01/2024	1,000,000	1,043,748

		7,166,540

Mining & Metals (0.60%)
BHP Billiton Finance USA Ltd.
5.250%, 12/15/2015	2,000,000	2,003,240
5.400%, 03/29/2017	500,000	524,553
Rio Tinto Finance USA PLC
2.250%, 12/14/2018	500,000	495,982
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,358,556
Rio Tinto Finance USA Ltd.
3.500%, 11/02/2020	500,000	517,466
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	1,000,000	1,002,309
Alcoa Inc.
5.870%, 02/23/2022	756,000	768,285
Rio Tinto Finance USA PLC
2.875%, 08/21/2022	1,000,000	953,218
BHP Billiton Finance USA Ltd.
3.850%, 09/30/2023	500,000	494,391
Rio Tinto Finance USA Ltd.
3.750%, 06/15/2025	1,000,000	956,747

		10,074,747

Oil & Gas (1.88%)
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	518,916
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,051,526

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Total Capital International SA
1.550%, 06/28/2017	$1,500,000	$1,506,717
Marathon Oil Corp.
5.900%, 03/15/2018	1,000,000	1,068,966
ConocoPhillips
5.200%, 05/15/2018	1,000,000	1,081,619
Shell International Finance
1.900%, 08/10/2018	1,000,000	1,008,980
Total Capital SA
2.125%, 08/10/2018	1,000,000	1,013,291
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,304,791
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,251,505
Exxon Mobil Corp.
1.819%, 03/15/2019	1,000,000	1,005,770
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,078,438
Total Capital International SA
2.750%, 06/19/2021	1,000,000	1,008,342
Exxon Mobil Corp.
2.397%, 03/06/2022	1,000,000	991,776
Trans-Canada Pipelines
2.500%, 08/01/2022	2,000,000	1,880,022
Shell International Finance
2.375%, 08/21/2022	1,000,000	972,453
Chevron Corp.
2.355%, 12/05/2022	1,000,000	971,873
Total Capital International SA
2.700%, 01/25/2023	1,000,000	981,916
Occidental Petroleum Corp.
2.700%, 02/15/2023	2,000,000	1,946,902
Chevron Corp.
3.191%, 06/24/2023	1,000,000	1,021,783
Total Capital Canada Ltd.
2.750%, 07/15/2023	500,000	490,044
Schlumberger Investment
3.650%, 12/01/2023	1,000,000	1,034,299
Exxon Mobil Corp.
3.176%, 03/15/2024	2,000,000	2,057,694
2.709%, 03/06/2025	1,000,000	986,846
Shell International Finance
3.250%, 05/11/2025	1,000,000	994,301
Occidental Petroleum Corp.
3.500%, 06/15/2025	500,000	503,240

		31,732,010

Retailers (1.67%)
Home Depot Inc.
5.400%, 03/01/2016	1,000,000	1,011,925
Target Corp.
5.875%, 07/15/2016	1,300,000	1,342,556
Lowe’s Companies Inc.
5.400%, 10/15/2016	1,000,000	1,040,033
Target Corp.
5.375%, 05/01/2017	1,500,000	1,590,120

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
6.000%, 01/15/2018	$500,000	$547,795
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,098,405
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	1,077,560
Home Depot Inc.
2.250%, 09/10/2018	1,000,000	1,026,236
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	1,009,932
Target Corp.
2.300%, 06/26/2019	1,000,000	1,018,587
Wal-Mart Stores Inc.
4.250%, 04/15/2021	2,000,000	2,217,510
McDonald’s Corp.
3.625%, 05/20/2021	2,000,000	2,081,460
TJX Companies Inc., The
2.750%, 06/15/2021	1,000,000	1,018,500
McDonald’s Corp.
2.625%, 01/15/2022	1,000,000	981,615
Lowe’s Companies Inc.
3.120%, 04/15/2022	1,000,000	1,025,511
Home Depot Inc.
2.625%, 06/01/2022	500,000	500,570
CVS Health Corp.
3.500%, 07/20/2022	1,000,000	1,027,003
Home Depot Inc.
2.700%, 04/01/2023	2,000,000	1,994,562
Wal-Mart Stores Inc.
2.550%, 04/11/2023	1,000,000	986,546
CVS Caremark Corp.
4.000%, 12/05/2023	1,000,000	1,050,004
Wal-Mart Stores Inc.
3.300%, 04/22/2024	500,000	515,002
McDonald’s Corp.
3.250%, 06/10/2024	1,000,000	989,318
Target Corp.
3.500%, 07/01/2024	1,000,000	1,040,192
Home Depot Inc.
3.350%, 09/15/2025	1,000,000	1,020,624
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	1,013,700

		28,225,266

Telecom & Telecom Equipment (0.80%)
AT&T Inc.
2.375%, 11/27/2018	1,000,000	1,013,452
2.300%, 03/11/2019	1,000,000	1,013,739
Verizon Communications Inc.
4.500%, 09/15/2020	1,000,000	1,085,698
3.450%, 03/15/2021	1,000,000	1,027,832
AT&T Inc.
3.000%, 02/15/2022	3,000,000	2,965,758
Vodafone Group PLC
2.500%, 09/26/2022	1,000,000	944,269
Verizon Communications Inc.
2.450%, 11/01/2022	2,000,000	1,923,458

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Telecom & Telecom Equipment (Cont.)
Vodafone Group PLC
2.950%, 02/19/2023	$1,000,000	$959,382
Cisco Systems Inc.
3.625%, 03/04/2024	1,000,000	1,051,776
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,047,513
Cisco Systems Inc.
3.500%, 06/15/2025	500,000	518,401

		13,551,278

Transportation (0.57%)
United Parcel Service Inc.
5.500%, 01/15/2018	1,000,000	1,088,357
Union Pacific Corp.
2.250%, 02/15/2019	1,000,000	1,013,185
Burlington Northern Santa Fe
3.050%, 09/01/2022	500,000	501,312
United Parcel Service Inc.
2.450%, 10/01/2022	2,000,000	1,985,076
Burlington Northern Santa Fe
3.000%, 03/15/2023	1,500,000	1,485,502
Union Pacific Corp.
2.750%, 04/15/2023	1,000,000	991,258
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,020,778
Burlington Northern Santa Fe
3.750%, 04/01/2024	1,000,000	1,028,825
Union Pacific Corp.
3.250%, 08/15/2025	500,000	507,900

		9,622,193

Utilities & Energy (4.03%)
Georgia Power Co.
5.250%, 12/15/2015	2,000,000	2,003,424
Union Electric Co.
5.400%, 02/01/2016	2,000,000	2,015,538
Consolidated Edison Co. of New York
5.300%, 12/01/2016	1,000,000	1,043,955
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,060,939
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	533,620
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,616,778
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	1,079,001
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	1,080,430
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	545,190
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	1,089,471
Consolidated Edison Co. of New York
5.850%, 04/01/2018	500,000	545,130
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	1,076,837

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Public Service Electric and Gas Co.
5.300%, 05/01/2018	$500,000	$542,564
2.300%, 09/15/2018	1,000,000	1,013,721
MidAmerican Energy Co.
2.400%, 03/15/2019	1,500,000	1,514,043
Public Service Electric and Gas Co.
1.800%, 06/01/2019	1,000,000	989,367
Kentucky Utilities Co.
3.250%, 11/01/2020	500,000	517,988
Southern California Edison Co.
3.875%, 06/01/2021	2,000,000	2,134,052
San Diego Gas & Electric Co.
3.000%, 08/15/2021	500,000	513,479
Southern California Edison Co.
2.400%, 02/01/2022	1,000,000	983,373
Carolina Power & Light Co.
2.800%, 05/15/2022	2,000,000	2,005,834
Consumers Energy Co.
2.850%, 05/15/2022	1,000,000	993,548
Georgia Power Co.
2.850%, 05/15/2022	1,000,000	979,311
Detroit Edison Co.
2.650%, 06/15/2022	500,000	494,329
CenterPoint Energy Houston LLC
2.250%, 08/01/2022	1,000,000	962,499
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	1,000,000	983,797
Northern States Power Co.
2.150%, 08/15/2022	500,000	482,114
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	971,237
Ameren Illinois Co.
2.700%, 09/01/2022	1,000,000	988,025
PPL Electric Utilities
2.500%, 09/01/2022	1,000,000	975,799
PECO Energy Co.
2.375%, 09/15/2022	500,000	488,004
Public Service Company of Colorado
2.250%, 09/15/2022	1,000,000	969,252
Tampa Electric Co.
2.600%, 09/15/2022	500,000	482,026
NSTAR Electric Co.
2.375%, 10/15/2022	500,000	478,644
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	978,272
Virginia Electric & Power Co.
2.750%, 03/15/2023	1,000,000	989,705
Northern States Power Co.
2.600%, 05/15/2023	1,000,000	981,438
Public Service Electric and Gas Co.
2.375%, 05/15/2023	2,000,000	1,940,748
Florida Power & Light Co.
2.750%, 06/01/2023	2,000,000	1,994,764
Pacificorp
2.950%, 06/01/2023	1,000,000	995,477

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Pacific Gas & Electric
3.250%, 06/15/2023	$1,000,000	$1,012,390
Consumers Energy Co.
3.375%, 08/15/2023	1,000,000	1,027,186
Laclede Gas Co.
3.400%, 08/15/2023	1,000,000	1,016,982
Duke Energy Ohio Inc.
3.800%, 09/01/2023	1,000,000	1,051,870
San Diego Gas & Electric Co.
3.600%, 09/01/2023	2,000,000	2,100,190
Public Service Company of New Hampshire
3.500%, 11/01/2023	500,000	516,973
Delmarva Power & Light Co.
3.500%, 11/15/2023	1,000,000	1,030,931
Alabama Power Co.
3.550%, 12/01/2023	1,000,000	1,028,244
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,026,125
DTE Electric Co.
3.650%, 03/15/2024	2,000,000	2,100,404
Potomac Electric Power Co.
3.600%, 03/15/2024	1,000,000	1,043,191
Florida Power & Light Co.
3.250%, 06/01/2024	1,000,000	1,025,870
DTE Electric Co.
3.375%, 03/01/2025	1,000,000	1,018,132
Alabama Power Co.
2.800%, 04/01/2025	1,000,000	961,812
Arizona Public Service Co.
3.150%, 05/15/2025	500,000	497,404
Public Service Company of Colorado
2.900%, 05/15/2025	1,000,000	986,334
Wisconsin Electric Power
3.100%, 06/01/2025	500,000	501,304
Pacific Gas & Electric
3.500%, 06/15/2025	1,000,000	1,019,875
Southern California Gas Co.
3.200%, 06/15/2025	500,000	508,180
Duke Energy Progress LLC
3.250%, 08/15/2025	1,000,000	1,012,388
Interstate Power & Light Co.
3.400%, 08/15/2025	1,000,000	1,010,626
Kentucky Utilities Co.
3.300%, 10/01/2025	500,000	507,034
Louisville Gas & Electric Co.
3.300%, 10/01/2025	1,000,000	1,010,765
PECO Energy Co.
3.150%, 10/15/2025	1,000,000	1,003,381
NSTAR Electric Co.
3.250%, 11/15/2025	1,000,000	1,004,309

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Florida Power & Light Co.
3.125%, 12/01/2025	$1,000,000	$1,004,642

		68,060,265

Total Corporate Bonds
(cost $360,997,163)		367,846,049

Foreign Government Bonds (0.15%)
Province of New Brunswick (Canada)
5.200%, 02/21/2017	2,500,000	2,625,700

Total Foreign Government Bonds
(cost $2,498,597)		2,625,700

Government Agency Securities (c) (1.87%)
Agency Commercial Mortgage-Backed Securities (1.59%)
Federal Home Loan Mortgage Corp.
2.789%, 01/25/2022	10,000,000	10,304,750
2.839%, 10/25/2022	8,952,824	9,281,805
Federal National Mortgage Association
2.715%, 02/25/2022	7,000,000	7,153,111

		26,739,666

Agency Notes & Bonds (0.28%)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,073,832
1.750%, 10/15/2018	1,500,000	1,519,046
3.875%, 02/15/2021	2,000,000	2,187,370

		4,780,248

Total Government Agency Securities
(cost $30,696,155)		31,519,914

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Principal amount	Value
U.S. Treasury Obligations (13.59%)
U.S. Treasury Notes
4.500%, 02/15/2016	$15,000,000	$15,128,910
5.125%, 05/15/2016	20,000,000	20,425,000
4.625%, 02/15/2017	20,000,000	20,921,880
3.250%, 03/31/2017	5,000,000	5,164,455
3.500%, 02/15/2018	15,000,000	15,803,910
3.750%, 11/15/2018	10,000,000	10,735,160
3.125%, 05/15/2019	10,000,000	10,590,620
3.625%, 08/15/2019	10,000,000	10,791,800
3.375%, 11/15/2019	10,000,000	10,728,910
3.625%, 02/15/2020	10,000,000	10,847,270
3.500%, 05/15/2020	20,000,000	21,612,500
3.625%, 02/15/2021	10,000,000	10,928,120
2.000%, 02/28/2021	5,000,000	5,062,305
2.000%, 11/15/2021	25,000,000	25,184,575
2.500%, 08/15/2023	10,000,000	10,316,020
2.750%, 11/15/2023	10,000,000	10,496,880
2.000%, 02/15/2025	15,000,000	14,729,880

Total U.S. Treasury Obligations
(cost $220,600,894)		229,468,195

	Shares	Value
Short-term Investments (1.93%)
JPMorgan U.S. Government Money Market Fund	32,659,728	$32,659,728

Total Short-term Investments
(cost $32,659,728)		32,659,728

TOTAL INVESTMENTS (99.49%)
(cost $1,060,892,343)		1,680,367,040
OTHER ASSETS, NET OF LIABILITIES (0.51%)		8,635,086

NET ASSETS (100.00%)		$1,689,002,126

(a)	Non-income producing security.

(b)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015 the value of these securities amounted to $9,692,747 or 0.57% of net assets.

(c)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

ADR - American Depositary Receipt

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

	Principal amount	Value
U.S. Treasury Obligations (94.02%)
U.S. Treasury Notes
2.625%, 02/29/2016	$10,000,000	$10,057,810
2.625%, 04/30/2016	20,000,000	20,184,380
1.500%, 06/30/2016	8,000,000	8,046,872
1.000%, 10/31/2016	10,000,000	10,027,340
3.000%, 02/28/2017	10,000,000	10,273,830
2.375%, 07/31/2017	10,000,000	10,250,000
1.875%, 08/31/2017	10,000,000	10,169,920
1.875%, 09/30/2017	10,000,000	10,178,520
1.875%, 10/31/2017	10,000,000	10,178,520
2.250%, 11/30/2017	10,000,000	10,254,300
2.750%, 12/31/2017	12,500,000	12,954,588
2.625%, 01/31/2018	12,000,000	12,411,564
2.750%, 02/28/2018	10,000,000	10,376,560
2.875%, 03/31/2018	10,000,000	10,419,140
2.625%, 04/30/2018	10,000,000	10,374,610
2.375%, 05/31/2018	10,000,000	10,317,970
2.375%, 06/30/2018	10,000,000	10,318,360
2.250%, 07/31/2018	10,000,000	10,292,580
1.375%, 11/30/2018	10,000,000	10,041,410
1.375%, 12/31/2018	10,000,000	10,033,590
1.250%, 01/31/2019	10,000,000	9,987,890
1.375%, 02/28/2019	10,000,000	10,015,620
1.500%, 03/31/2019	10,000,000	10,055,470
1.125%, 05/31/2019	10,000,000	9,919,920
1.250%, 10/31/2019	15,000,000	14,879,295
1.375%, 01/31/2020	10,000,000	9,930,860
1.375%, 02/29/2020	5,000,000	4,961,135
1.375%, 03/31/2020	5,000,000	4,956,445
1.125%, 04/30/2020	5,000,000	4,901,955
1.500%, 05/31/2020	5,000,000	4,977,150
1.875%, 06/30/2020	10,000,000	10,109,770
1.625%, 07/31/2020	5,000,000	4,996,290
1.375%, 08/31/2020	5,000,000	4,939,650
2.125%, 01/31/2021	10,000,000	10,190,230
2.000%, 05/31/2021	10,000,000	10,107,810

Total U.S. Treasury Obligations
(cost $341,242,872)		342,091,354

	Shares	Value
Short-term Investments (5.75%)
JPMorgan U.S. Government Money Market Fund	20,918,843	$20,918,843

Total Short-term Investments
(cost $20,918,843)		20,918,843

TOTAL INVESTMENTS (99.77%)
(cost $362,161,715)		363,010,197
OTHER ASSETS, NET OF LIABILITIES (0.23%)		850,905

NET ASSETS (100.00%)		$363,861,102

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (94.80%)
Alabama (2.26%)
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	AA-	$1,030,000	$1,146,277
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	AA-	1,145,000	1,259,374
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.000%	06/01/2024	A+	585,000	605,446
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.250%	06/01/2025	A+	600,000	622,590
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa2	985,000	985,552
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.500%	06/01/2026	A+	620,000	644,980
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	2,540,000	2,857,271
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.750%	06/01/2027	A+	645,000	677,572
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	1,500,000	1,683,885
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2028	A+	665,000	703,789
The Water and Wastewater Board of the City of Madison Water and Sewer Revenue Bonds, Series 2015	4.000%	12/01/2028	Aa2	2,165,000	2,327,895
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2029	A1	1,620,000	1,814,594

					15,329,225

Alaska (1.29%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	2,120,061
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	585,000	614,548
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	295,000	309,900
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AAA	1,000,000	1,062,880
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	645,000	678,708
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	1,110,000	1,168,009
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.500%	07/01/2025	Aa2	1,190,000	1,368,667
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2031	AA+	1,225,000	1,411,445

					8,734,218

Arizona (5.34%)
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2016	Aa2	450,000	459,657
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	538,485
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	BBB+	4,180,000	4,612,337
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2020	Aa2	1,965,000	2,252,204
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2021	A+	500,000	560,920
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007) (Economically Defeased to 07-01-2017 @ 100) (b)	4.500%	07/01/2021	Aa2	2,500,000	2,647,175
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa2	1,000,000	1,077,740
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,000,000	1,052,220
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2022	Aa2	570,000	613,713
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2022	AA-	500,000	599,170
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	3.000%	07/01/2022	AA-	495,000	532,006
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2022	Aa2	1,000,000	1,186,060
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2023	A+	1,000,000	1,122,210
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,172,560
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2023	Aa2	930,000	993,566

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series B (2013)	3.000%	07/01/2023	Aa2	$1,255,000	$1,345,573
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	1,500,000	1,618,710
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2023	AA-	1,060,000	1,273,887
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	1,705,000	1,929,855
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A	5.000%	01/01/2024	AA	1,500,000	1,622,415
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2024	A+	1,000,000	1,120,720
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,301,072
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2026	A+	555,000	648,978
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2026	A+	545,000	607,353
Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series C (2015)	4.000%	07/01/2026	AA	765,000	845,027
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,000,000	2,205,140
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2027	A+	400,000	464,740
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2027	A+	1,100,000	1,214,092
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Revenue Bonds, 2009 Series A	5.000%	01/01/2032	AA	500,000	553,715

					36,171,300

Arkansas (3.74%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2019	AA+	1,390,000	1,462,016
Little Rock School District of Pulaski County, Arkansas, Refunding Bonds	3.000%	02/01/2020	NR	1,250,000	1,252,450
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A (Prerefunded to 06-01-2017 @ 100) (b)	4.500%	06/01/2021	Aa3	1,320,000	1,390,580
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.125%	10/01/2022	Aa3	100,000	111,145
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.000%	02/01/2023	NR	675,000	685,408
State of Arkansas, General Obligation Four-Lane Highway Construction and Improvement Bonds, Series 2013	3.500%	06/15/2023	AA	6,000,000	6,515,096
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.250%	10/01/2024	Aa3	335,000	373,301
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2024	Aa2	2,315,000	2,454,456
City of Little Rock, Arkansas, Library Construction and Refunding Bonds, Series 2015	2.750%	03/01/2025	AA	1,025,000	1,022,489
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.000%	06/01/2025	Aa2	2,000,000	2,081,780
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2027	AA	3,000,000	3,366,870
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008	5.250%	10/01/2028	A	1,500,000	1,656,900
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2028	Aa2	365,000	432,992
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,034,040
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.500%	10/01/2030	Aa3	500,000	559,295
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2030	Aa2	785,000	923,050

					25,321,868

California (2.67%)
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.500%	05/01/2021	AA	740,000	799,148

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.625%	05/01/2022	AA	$770,000	$834,210
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa3	1,160,000	1,231,270
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	2,900,000	2,909,077
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2023	AA	810,000	879,547
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa3	1,435,000	1,522,435
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2024	AA	845,000	916,707
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	4.000%	08/01/2024	Aa3	250,000	287,645
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2025	Aa3	225,000	273,636
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008	4.750%	08/01/2025	AAA	575,000	628,929
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.000%	08/01/2025	Aa1	1,115,000	1,255,401
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2026	Aa1	1,275,000	1,443,861
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A	5.250%	08/01/2026	Aa1	1,555,000	1,723,764
Santa Clara Unified School District (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008 (Prerefunded to 07-01-2016 @ 100) (b)	4.875%	07/01/2027	AA	1,000,000	1,026,330
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2027	Aa3	1,080,000	1,290,913
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	3.500%	08/01/2027	A+	1,000,000	1,053,660

					18,076,533

Colorado (2.45%)
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AA+	1,705,000	1,710,166
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	3.000%	12/15/2021	Aa2	205,000	219,733
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	AA-	3,000,000	3,584,400
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2023	AA	3,300,000	3,519,978
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2025	Aa2	1,500,000	1,636,965
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2015	4.000%	12/15/2025	Aa2	1,000,000	1,131,840
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2026	Aa2	1,465,000	1,596,747
Gunnison Watershed School District RE-1J, (Gunnison and Saguache Counties, Colorado), General Obligation Refunding Bonds, Series 2014	4.000%	12/01/2031	Aa2	1,000,000	1,069,360
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A	5.000%	08/01/2032	Aa2	2,000,000	2,119,480

					16,588,669

Connecticut (1.94%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	5.000%	06/15/2020	Aaa	500,000	551,230
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	576,954
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2021	Aa1	125,000	131,004
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	546,380
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3	1,900,000	1,973,606

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Connecticut (Cont.)
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2022	Aa1	$600,000	$624,744
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,550,000	1,553,426
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.000%	02/01/2023	Aa1	1,550,000	1,548,962
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B (Prerefunded to 11-15-2016 @ 100) (b)	4.000%	11/15/2023	AAA	620,000	641,805
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.250%	02/01/2024	Aa1	2,000,000	2,014,580
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2024	Aaa	1,000,000	1,064,740
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa	1,800,000	1,899,900

					13,127,331

Florida (4.84%)
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2018	A+	1,000,000	1,097,990
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	110,000	111,401
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006 (Prerefunded to 04-01-2016 @ 100) (b)	4.500%	10/01/2019	Aa2	1,915,000	1,941,389
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,592,634
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2021	Aa1	1,170,000	1,288,685
State of Florida, State Board of Education, Public Education Capital Outlay Bonds 2004 Series D (Economically Defeased to 06-01-2016 @ 101) (b)	4.375%	06/01/2021	Aa1	1,000,000	1,030,150
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	3,500,000	3,607,415
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	A+	600,000	684,420
Orlando Utilities Commission, Utility System Revenue Refunding Bonds, Series 2006	4.750%	10/01/2021	Aa2	1,000,000	1,035,310
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,597,212
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2022	Aa1	1,215,000	1,330,291
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	NR	1,500,000	1,568,505
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2022	Aa2	365,000	433,784
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	09/01/2023	Aa1	1,290,000	1,405,016
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2023	Aa2	200,000	236,712
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.250%	07/01/2024	Aa3	2,500,000	2,575,225
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	2,000,000	2,326,260
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa3	2,485,000	2,890,378
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	Aa2	2,000,000	2,213,600
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2026	Aa3	400,000	471,928
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2031	Aa2	2,100,000	2,469,978
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2032	Aa3	750,000	842,790

					32,751,073

Georgia (1.68%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	200,000	217,282
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	280,188
Fayette County, Georgia, Water Revenue Bond, Series 2009	5.000%	10/01/2021	Aa2	1,790,000	2,051,662
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,168,300
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa3	1,660,000	1,921,882
Fayette County, Georgia, Water Revenue Bond, Series 2009	4.375%	10/01/2024	Aa2	750,000	832,868
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	5.625%	01/01/2028	AA	1,000,000	1,140,150
Forsyth County, Georgia, General Obligation Bonds, Series 2008A (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2028	Aaa	1,000,000	1,129,420

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Georgia (Cont.)
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008 (Prerefunded to 09-01-2018 @ 100) (b)	6.125%	09/01/2028	A1	$2,300,000	$2,626,370

					11,368,122

Hawaii (0.43%)
State of Hawaii Highway Revenue Bonds Series 2008	5.750%	01/01/2027	Aa2	2,000,000	2,265,700
County of Hawaii, General Obligation Bonds, 2013 Series A	5.000%	09/01/2031	AA-	575,000	660,226

					2,925,926

Idaho (0.16%)
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.625%	08/01/2022	AA	1,000,000	1,064,010

Illinois (0.77%)
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds Series B of 2006	4.375%	12/01/2020	Aa1	1,465,000	1,518,560
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA-	1,200,000	1,378,656
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA-	2,000,000	2,296,940

					5,194,156

Indiana (2.63%)
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	230,000	239,856
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	AA-	910,000	983,928
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2011	4.000%	07/10/2020	A+	2,075,000	2,285,405
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	257,564
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2020	Aa3	2,075,000	2,344,210
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2022	Aa3	500,000	559,550
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	206,713
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2023	Aa3	1,060,000	1,185,907
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	215,000	242,103
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	237,025
The Trustees of Ivy Tech Community College of Indiana, Ivy Tech Community College Student Fee Bonds, Series K (Prerefunded to 07-01-2016 @ 100) (b)	5.000%	07/01/2024	AA	1,000,000	1,026,870
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,530,000	1,721,158
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.000%	07/15/2027	AA-	1,190,000	1,304,371
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.500%	07/15/2028	AA-	500,000	564,910
Warsaw Multi-School Building Corporation, Warsaw, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015 (c)	4.000%	07/15/2028	A+	1,000,000	1,090,320
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2029	A+	3,000,000	3,551,730

					17,801,620

Iowa (3.18%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2019	Aa2	1,190,000	1,277,120
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2022	Aa2	1,350,000	1,439,870
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2025	Aa2	265,000	273,414
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015 (c)	3.000%	06/01/2025	AA-	2,370,000	2,427,591
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2025	AA	1,775,000	1,930,738

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2026	Aa2	$500,000	$510,950
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2026	A1	1,130,000	1,148,713
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015 (c)	3.000%	06/01/2026	AA-	2,445,000	2,467,983
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2026	AA	1,750,000	1,901,218
Ankeny Community School District Polk County, Iowa, General Obligation School Bonds, Series 2009 (Crossover Refunding to 06-01-2017 @ 100) (b)	5.000%	06/01/2027	Aa3	2,000,000	2,126,400
Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2015E	3.000%	06/01/2027	Aa3	1,610,000	1,611,079
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2027	A1	1,175,000	1,185,375
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.750%	07/01/2027	AA	1,950,000	2,127,255
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2028	Aa2	1,000,000	1,124,540

					21,552,246

Kansas (2.68%)
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.500%	09/01/2022	Aaa	1,000,000	1,065,940
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	2,010,000	2,035,949
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aa2	890,000	949,861
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.500%	09/01/2023	Aaa	1,615,000	1,721,493
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.625%	09/01/2024	Aaa	1,895,000	2,024,068
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A	5.000%	10/01/2024	AA-	2,000,000	2,277,820
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A (Crossover Refunding to 09-01-2018 @ 100) (b)	4.500%	09/01/2025	Aaa	1,115,000	1,218,461
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A (Crossover Refunding to 09-01-2018 @ 100) (b)	4.750%	09/01/2026	Aaa	2,220,000	2,440,979
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	3.000%	10/01/2027	Aaa	1,000,000	1,045,980
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Improvement and Refunding Bonds, Series 2013C	4.500%	09/01/2028	Aa2	3,000,000	3,346,320

					18,126,871

Kentucky (1.61%)
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aa2	1,275,000	1,307,015
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2018	A1	2,040,000	2,165,113
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A (Prerefunded to 11-01-2016 @ 100) (b)	4.500%	11/01/2020	Aa1	1,565,000	1,624,173
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	A1	1,780,000	1,917,772
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3	1,500,000	1,620,735
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A (Prerefunded to 11-01-2016 @ 100) (b)	4.250%	11/01/2025	Aa1	1,000,000	1,035,540
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.000%	02/01/2028	Aa3	1,110,000	1,200,443

					10,870,791

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Louisiana (0.06%)
Caddo Parish, Louisiana, General Obligation Bonds Series 2007 (Prerefunded to 02-01-2017 @ 100) (b)	4.500%	02/01/2020	Aa2	$405,000	$423,683

Maine (0.57%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa2	100,000	107,102
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa2	3,515,000	3,769,486

					3,876,588

Maryland (1.52%)
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,005,760
Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2026	Aaa	2,075,000	2,240,460
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A (Prerefunded to 04-01-2018 @ 100) (b)	4.625%	04/01/2026	Aa1	2,140,000	2,328,384
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A	5.000%	03/01/2027	AA	1,500,000	1,678,785
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2015, Series B (c)	3.000%	12/01/2028	Aaa	2,000,000	2,034,220

					10,287,609

Massachusetts (0.68%)
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A	5.000%	06/01/2034	Aaa	2,000,000	2,275,000
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	Aa1	2,000,000	2,305,600

					4,580,600

Michigan (4.32%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2018	Aa2	500,000	533,415
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	485,338
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,080,600
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2021	Aa3	425,000	497,208
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	Aa2	2,000,000	2,110,620
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	Aa2	700,000	758,821
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	A+	275,000	322,341
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa3	450,000	533,822
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2023	A+	1,485,000	1,610,438
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2023	A+	400,000	467,056
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2024	A+	600,000	700,248
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	2,192,005
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2025	A+	700,000	771,120
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa3	1,260,000	1,491,361

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	$1,290,000	$1,402,836
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa3	2,300,000	2,490,394
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	3,850,000	4,135,824
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,000,000	1,160,580
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA-	500,000	547,595
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,005,000	1,183,146
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	827,925
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	765,000	878,587
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2028	AA-	300,000	324,690
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	600,000	698,274
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2029	A+	700,000	802,284
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	A+	1,100,000	1,253,065

					29,259,593

Minnesota (1.24%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	2,720,000	3,255,187
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,122,040
Independent School District No. 720, Shakopee Public Schools, Minnesota, General Obligation School Building Bonds, Series 2015A	3.250%	02/01/2026	Aa2	3,860,000	4,034,665

					8,411,892

Mississippi (2.69%)
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa2	2,000,000	2,000,000
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	A2	1,000,000	1,003,060
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A (Prerefunded to 08-01-2017 @ 100) (b)	4.375%	08/01/2019	Aa2	475,000	503,448
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B (Prerefunded to 08-01-2017 @ 100) (b)	4.375%	08/01/2019	Aa2	525,000	556,442
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A (Prerefunded to 08-01-2017 @ 100) (b)	4.500%	08/01/2020	Aa2	500,000	530,975
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B (Prerefunded to 08-01-2017 @ 100) (b)	4.500%	08/01/2020	Aa2	400,000	424,780
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	A3	1,000,000	1,141,610
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	Aa2	2,480,000	2,813,163
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project) (Prerefunded to 04-01-2018 @ 100) (b)	5.375%	04/01/2025	NR	2,290,000	2,525,504
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project) (Prerefunded to 04-01-2018 @ 100) (b)	5.375%	04/01/2026	NR	1,000,000	1,102,840

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Mississippi (Cont.)
State of Mississippi, General Obligation Bonds, Series 2015F (Tax-Exempt) (c)	3.000%	11/01/2026	Aa2	$3,000,000	$3,130,740
Mississippi Development Bank, Special Obligation Bonds, Series 2015, (Canton Public School District, Madison County, Mississippi, General Obligation Bond Project)	4.250%	12/01/2028	A1	2,305,000	2,514,755

					18,247,317

Missouri (2.95%)
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	1,060,000	1,120,844
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	530,000	548,481
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	445,000	488,654
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	640,000	676,090
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007 (Crossover Refunding to 03-01-2017 @ 100) (b)	5.000%	03/01/2023	NR	815,000	855,832
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,281,855
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.625%	03/01/2025	AAA	3,000,000	3,352,410
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2027	Aa2	465,000	513,379
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008 (Crossover Refunding to 03-01-2018 @ 100) (b)	4.750%	03/01/2027	Aa1	5,750,000	6,201,950
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2028	Aa2	400,000	439,124
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008	5.000%	03/01/2028	AA	2,000,000	2,175,680
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2029	Aa2	425,000	460,998
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program)	5.000%	03/01/2031	A+	750,000	848,288

					19,963,585

Nebraska (2.33%)
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aa2	1,565,000	1,617,052
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,442,942
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2023	AA-	1,560,000	1,836,370
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa1	3,000,000	3,274,860
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	3.000%	12/15/2024	A+	145,000	152,267
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	4.000%	12/15/2025	A+	180,000	203,315
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2026	AA-	1,925,000	2,258,853
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2028	A+	250,000	296,615
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2029	AA-	730,000	768,829
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2029	A+	260,000	306,738
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2030	AA-	700,000	827,057

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Nebraska Public Power District, General Revenue Bonds, 2014 Series A	5.000%	01/01/2031	A	$1,900,000	$2,165,107
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2032	AA-	565,000	662,124

					15,812,129

New Hampshire (0.51%)
City of Concord, New Hampshire, General Obligation Bonds, Capital Improvement Bonds, Series A	4.750%	07/15/2016	Aa1	400,000	402,132
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	AA	1,405,000	1,448,878
New Hampshire Municipal Bond Bank Series B Bonds (Prerefunded to 08-15-2017 @ 100) (b)	4.750%	08/15/2023	Aa3	1,500,000	1,598,775

					3,449,785

New Jersey (2.72%)
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.500%	11/01/2018	AA	1,410,000	1,468,459
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	1,900,000	1,977,330
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa2	1,540,000	1,707,352
The Board of Education of the Township of Millstone, in the County of Monmouth, New Jersey, School District Refunding Bonds, Series 2011	5.000%	07/15/2020	A+	1,075,000	1,235,465
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA	315,000	337,825
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa2	750,000	836,205
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,870,211
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2021	AA	685,000	736,265
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2	1,240,000	1,320,439
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA+	750,000	840,442
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA	600,000	644,076
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA	465,000	525,083
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	2,345,000	2,605,928
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.000%	07/15/2029	AA+	1,000,000	1,081,240
Township of Moorestown, in the County of Burlington, New Jersey, General Obligation Bonds Consisting of General Improvement Bonds and Water-Sewer Utility Bonds	4.000%	01/15/2030	Aa1	1,140,000	1,237,652

					18,423,972

New Mexico (2.77%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	4.000%	06/15/2019	Aa1	3,500,000	3,849,510
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011A	4.000%	08/01/2021	Aa3	1,500,000	1,640,550
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	2,000,000	2,113,860
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2023	Aa1	2,450,000	2,668,908
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds Series 2008B (Prerefunded to 08-01-2016 @ 100) (b)	4.500%	08/01/2023	AA	2,000,000	2,054,880
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.000%	08/15/2023	Aaa	1,030,000	1,040,290
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.250%	08/15/2024	Aaa	1,050,000	1,053,686

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Mexico (Cont.)
Bernalillo County, New Mexico, General Obligation Bonds, Series 2015	3.000%	08/15/2025	Aaa	$1,235,000	$1,304,605
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2026	AA	675,000	730,964
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2027	AA	700,000	756,532
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2028	AA	725,000	776,323
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2029	AA	750,000	797,272

					18,787,380

New York (2.84%)
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2020	Aa2	1,665,000	1,735,496
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2009	3.000%	04/15/2020	AA	825,000	856,985
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds (Economically Defeased to 06-01-2016 @ 100) (b)	4.300%	06/01/2020	Aa3	695,000	708,692
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2020	AA	410,000	429,401
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds (Economically Defeased to 06-01-2016 @ 100) (b)	4.300%	06/01/2021	Aa3	625,000	637,312
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A3	3,000,000	3,265,350
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2022	Aa2	1,265,000	1,373,575
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2023	AA	465,000	486,237
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2023	Aa2	1,615,000	1,752,436
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	482,641
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	Aa3	1,000,000	1,084,150
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	3,000,000	3,521,430
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa1	2,500,000	2,890,250

					19,223,955

North Carolina (1.46%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2019	Aaa	1,000,000	1,064,330
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006 (Prerefunded to 07-01-2016 @ 100) (b)	4.375%	07/01/2019	Aa1	855,000	874,896
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B	5.000%	03/01/2022	Aa2	1,000,000	1,121,570
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	Aa2	545,000	567,825
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,110,190
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,078,420
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007(Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2024	Aa2	1,555,000	1,657,739
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,092,430
Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Refunding Bonds, Series 2013	4.000%	07/01/2027	Aa2	1,210,000	1,320,594

					9,887,994

North Dakota (0.16%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,070,220

Ohio (2.86%)
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,641,620

46	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	$1,000,000	$1,209,700
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.300%	11/01/2023	AA-	2,840,000	3,150,554
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2024	Aaa	2,155,000	2,394,765
State of Ohio, Common Schools General Obligation Bonds, Series 2006D (Prerefunded to 03-15-2016 @ 100) (b)	4.300%	09/15/2025	Aa1	2,000,000	2,023,260
Lake Local School District, Stark and Portage Counties, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2015	3.000%	12/01/2025	AA-	525,000	535,988
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,654,110
Perrysburg Exempted Village School District, Wood County, Ohio, School Facilities Construction and Improvement Bonds, Series 2015 (General Obligation - Unlimited Tax)	4.000%	12/01/2027	Aa3	1,250,000	1,356,112
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2028	AA-	1,000,000	1,180,700
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2029	Aa3	800,000	939,600
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2030	Aa3	1,335,000	1,556,517
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2032	AA-	1,500,000	1,720,215

					19,363,141

Oklahoma (1.13%)
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA	1,230,000	1,275,756
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,731,225
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.625%	05/01/2025	AA	1,485,000	1,539,945
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,835,000	2,139,812

					7,686,738

Oregon (1.97%)
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2	20,000	20,081
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,000,000	1,109,470
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,500,000	1,644,960
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,439,472
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2025	Aa1	745,000	840,211
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2026	Aa1	670,000	755,626
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2027	Aa1	750,000	845,850
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009 (Prerefunded to 06-01-2019 @ 100) (b)	4.625%	06/01/2028	AA	1,335,000	1,498,337
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2028	A+	2,500,000	2,977,575
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	AA	2,000,000	2,243,680

					13,375,262

Pennsylvania (1.90%)
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds Series of 2006 (Prerefunded to 11-15-2016 @ 100) (b)	4.375%	11/15/2021	Aaa	2,300,000	2,386,825

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (Cont.)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aa1	$1,605,000	$1,808,899
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aa1	2,505,000	2,788,842
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2027	AA	2,200,000	2,558,006
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,736,025
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014	5.000%	11/15/2031	AA	1,365,000	1,583,687

					12,862,284

Rhode Island (0.16%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2023	Aa2	1,000,000	1,066,070

South Carolina (2.16%)
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007 (Prerefunded to 07-01-2017 @ 100) (b)	5.000%	07/01/2022	A1	1,000,000	1,066,690
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	Aa2	2,315,000	2,630,743
School District No. 1 of Richland County, South Carolina, General Obligation Refunding Bonds, Series 2011A	4.000%	03/01/2023	AA-	1,675,000	1,877,156
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,035,000	1,155,339
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B (Prerefunded to 03-01-2017 @ 100) (b)	4.450%	03/01/2025	Aa2	1,000,000	1,048,170
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3	800,000	869,792
University of South Carolina, Higher Education Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa2	1,130,000	1,230,333
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.000%	12/01/2025	AA-	355,000	365,448
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2026	AA-	370,000	389,521
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2027	AA-	380,000	396,716
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2028	AA-	520,000	557,102
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2030	A1	2,160,000	2,452,853
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2030	AA-	535,000	564,981

					14,604,844

South Dakota (0.04%)
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012	3.000%	07/15/2022	AA-	250,000	260,945

Tennessee (2.68%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2021	Aa2	1,050,000	1,146,422
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2022	Aa2	655,000	699,239
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A	4.500%	05/15/2022	AA+	2,760,000	3,176,125
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2023	Aa2	670,000	709,362
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2023	AA	2,000,000	2,188,260
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A (Prerefunded to 07-01-2020 @ 100) (b)	4.000%	07/01/2023	NR	1,105,000	1,243,987

48	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (Cont.)
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	Aa2	$895,000	$987,364
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series BB-2015	3.000%	03/01/2025	Aa2	1,170,000	1,213,243
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A (Prerefunded to 05-15-2018 @ 100) (b)	4.750%	05/15/2025	AA+	1,000,000	1,095,640
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AAA	2,000,000	2,090,720
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2028	Aa2	725,000	768,500
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2029	Aa2	750,000	790,815
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2030	Aa2	775,000	814,044
Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014	5.000%	09/01/2031	AA	1,065,000	1,237,498

					18,161,219

Texas (3.85%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2019	Aaa	1,000,000	1,136,350
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A (Prerefunded to 02-15-2016 @ 100) (b)	5.000%	02/15/2020	AA+	1,535,000	1,549,751
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 02-15-2017 @ 100) (b)	4.750%	02/15/2021	Aa2	490,000	514,818
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,107,400
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 02-15-2017 @ 100) (b)	4.750%	02/15/2022	Aa2	470,000	493,806
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	AA+	375,000	403,196
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	AA+	395,000	424,487
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2025	Aa2	2,345,000	2,731,479
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2025	Aa2	2,000,000	2,284,840
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	Aa1	1,165,000	1,250,045
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011	4.750%	02/15/2026	AA	1,620,000	1,828,559
Eanes Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax School Building Bonds, Series 2015A	3.500%	08/01/2026	AA+	1,670,000	1,789,873
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A (Prerefunded to 11-15-2018 @ 100) (b)	5.250%	11/15/2026	A1	3,000,000	3,362,250
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2026	Aa2	2,465,000	2,864,872
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,000,000	1,096,990
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009	5.000%	02/15/2027	AA	1,000,000	1,123,630
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008 (Prerefunded to 02-01-2017 @ 100) (b)	5.000%	02/01/2028	AA	1,000,000	1,051,310
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A (Prerefunded to 02-15-2018 @ 100) (b)	5.250%	02/15/2028	Aa2	1,000,000	1,095,690

					26,109,346

Utah (1.05%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	447,782
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	653,328
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007 (Prerefunded to 06-01-2017 @ 100) (b)	4.750%	06/01/2022	Aa2	2,375,000	2,518,118

See accompanying notes to financial statements.	49

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Utah (Cont.)
Snyderville Basin Special Recreation District, Summit County, Utah, General Obligation Bonds, Series 2015A	3.000%	12/15/2025	Aa1	$1,260,000	$1,321,060
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008	5.000%	06/15/2029	Aa3	1,970,000	2,143,321

					7,083,609

Virginia (2.49%)
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aa2	1,020,000	1,020,622
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,706,853
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006 (Prerefunded to 12-01-2016 @ 100) (b)	4.125%	12/01/2020	Aaa	2,100,000	2,176,923
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,634,760
County of Spotsylvania, Virginia, Water and Sewer System Revenue Bonds, Series 2007 (Prerefunded to 06-01-2017 @ 100) (b)	5.000%	06/01/2023	Aa3	1,235,000	1,313,052
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,070,000	1,176,048
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100) (b)	4.000%	12/01/2025	NR	330,000	371,590
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008 (Prerefunded to 12-01-2018 @ 100) (b)	6.250%	12/01/2026	Aa2	2,000,000	2,309,640
Loudoun County Sanitation Authority (Virginia), Water and Sewer System Revenue and Refunding Bonds, Series 2013	4.000%	01/01/2027	Aaa	650,000	714,207
County of Stafford, Virginia, General Obligation Public Improvement Bonds, Series 2013	4.000%	07/01/2030	Aa1	1,205,000	1,309,956
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2012 D	4.000%	08/01/2030	Aa1	2,000,000	2,117,400

					16,851,051

Washington (5.70%)
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006 (Prerefunded to 06-01-2016 @ 100) (b)	5.000%	12/01/2020	Aa2	1,000,000	1,023,000
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007	4.750%	09/01/2022	A	985,000	1,045,873
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007 (Prerefunded to 09-01-2017 @ 100) (b)	4.750%	09/01/2022	NR	15,000	16,040
Issaquah School District No. 411, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2012	2.500%	12/01/2022	AA+	680,000	711,151
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	3.000%	12/01/2022	Aa3	620,000	660,697
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2023	Aa3	505,000	603,066
Public Utility District No. 1 of Klickitat County, Washington, Electric System Revenue and Refunding Bonds, Series 2015A (Tax-Exempt)	5.000%	12/01/2023	A2	125,000	130,432
Public Utility District No. 1 of Klickitat County, Washington, Electric System Revenue and Refunding Bonds, Series 2015A (Tax-Exempt) (Prerefunded to 12-01-2016 @ 100) (b)	5.000%	12/01/2023	A2	875,000	913,745
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	2,033,269
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2009	4.625%	12/01/2024	Aa3	4,000,000	4,492,800
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	Aa2	565,000	620,698
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008	6.000%	04/01/2025	Aa2	1,325,000	1,527,619
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 06-01-2018 @ 100) (b)	4.750%	12/01/2025	AA+	1,000,000	1,096,580
City of Spokane, Washington, Unlimited Tax General Obligation Bonds, 2015	3.000%	12/01/2025	Aa2	1,295,000	1,353,249
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA+	2,000,000	2,228,520
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2015	3.500%	12/01/2025	AA+	2,000,000	2,209,440

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	Aa2	$500,000	$548,615
State of Washington, Various Purpose General Obligation Refunding Bonds, Series R-2013C	4.000%	07/01/2026	Aa1	2,500,000	2,761,000
Hockinson School District No. 98, Clark County, Washington, Unlimited Tax General Obligation Bonds, 2015	4.000%	12/01/2027	A+	1,090,000	1,195,534
City of Camas, Washington, Water and Sewer Revenue and Refunding Bonds, 2015	4.000%	12/01/2028	Aa3	1,050,000	1,148,637
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2029	A1	1,000,000	1,141,150
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2030	Aa2	985,000	1,137,586
Energy Northwest, Columbia Generating Station Electric Revenue and Refunding Bonds, Series 2015-A	5.000%	07/01/2030	AA-	5,000,000	5,974,050
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2030	A1	2,100,000	2,384,949
State of Washington, Various Purpose General Obligation Bonds, Series 2009A (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	07/01/2031	Aa1	1,500,000	1,657,155

					38,614,855

West Virginia (1.51%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A	2,510,000	2,953,944
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A	3,200,000	3,752,448
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2025	AA	1,105,000	1,197,831
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2026	AA	2,180,000	2,347,097

					10,251,320

Wisconsin (2.56%)
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.250%	04/01/2021	Aa1	250,000	260,085
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 10-01-2016 @ 100) (b)	4.750%	10/01/2021	Aa3	545,000	564,849
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 04-01-2017 @ 100) (b)	4.750%	04/01/2022	Aa2	1,000,000	1,055,340
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2022	Aa1	175,000	182,828
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	AA-	800,000	914,616
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2023	Aa1	285,000	295,234
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	AA-	300,000	342,831
Milwaukee Metropolitan Sewerage District, General Obligation Sewerage System Refunding Bonds, Series 2015C	2.500%	10/01/2024	Aa1	2,000,000	2,031,760
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,153,730
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2013C	5.000%	04/01/2029	AA+	3,000,000	3,428,850
State of Wisconsin, General Obligation Bonds of 2008, Series D (Prerefunded to 05-01-2018 @ 100) (b)	6.000%	05/01/2029	Aa2	1,000,000	1,123,920
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2029	A+	1,000,000	1,164,700
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2030	A+	2,000,000	2,305,620

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2015

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2031	A+	$2,200,000	$2,521,398

					17,345,761

Wyoming (0.25%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007 (Prerefunded to 12-01-2015 @ 100) (b)	5.000%	12/01/2024	AA	1,700,000	1,700,000

Total Long-term Municipal Bonds
(cost $609,287,311)					642,046,706

	Shares	Value
Short-term Investments (5.78%)
JPMorgan Tax Free Money Market Fund	39,173,656	$39,173,656

Total Short-term Investments
(cost $39,173,656)		39,173,656

TOTAL INVESTMENTS (100.58%)
(cost $648,460,967)		681,220,362
LIABILITIES, NET OF OTHER ASSETS (-0.58%)		(3,929,353)

NET ASSETS (100.00%)		$677,291,009

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	Security purchased on a “when-issued” basis.

NR – Not Rated

52	See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2015

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,649,788,022	1,060,892,343	362,161,715	648,460,967

Investments in securities at market value	$4,082,024,380	1,680,367,040	363,010,197	681,220,362
Receivable for:
Dividends and interest	13,329,536	7,905,775	1,436,595	7,663,881
Shares of the Fund sold	2,803,041	1,308,848	161,283	294,272
Prepaid expenses	18,846	7,875	1,486	3,096

Total assets	4,098,175,803	1,689,589,538	364,609,561	689,181,611

Liabilities and Net Assets
Distributions to shareholders	—	—	4,243	321,812
Payable for:
Shares of the Fund redeemed	2,013,599	338,256	640,100	387,754
Securities purchased	—	—	—	11,026,810
Due to affiliates	412,907	185,153	45,751	84,292
Accrued liabilities	97,195	64,003	58,365	69,934

Total liabilities	2,523,701	587,412	748,459	11,890,602

Net assets applicable to shares outstanding of common stock	$4,095,652,102	1,689,002,126	363,861,102	677,291,009

Fund shares outstanding (no par value, unlimited number of shares authorized)	55,817,803	25,445,967	36,429,066	76,963,750
Net asset value, offering price and redemption price per share	$73.38	66.38	9.99	8.80

Analysis of Net Assets
Paid-in-capital	$1,221,169,650	925,251,588	363,395,296	644,725,395
Accumulated net realized gain (loss)	396,759,919	124,229,261	(382,676)	(193,781)
Net unrealized appreciation (depreciation)	2,432,203,879	619,471,136	848,482	32,759,395
Undistributed net investment income (loss)	45,518,654	20,050,141	—	—

Net assets applicable to shares outstanding	$4,095,652,102	1,689,002,126	363,861,102	677,291,009

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2015

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$105,950,699	26,397,263	—	—
Interest	4,661	20,009,234	4,774,682	161,697
Tax-exempt interest	—	—	—	22,153,582

	105,955,360	46,406,497	4,774,682	22,315,279
Less: foreign withholding taxes	(801,744)	(262,162)	—	—

Total investment income	105,153,616	46,144,335	4,774,682	22,315,279
Expenses:
Investment advisory and management fees	4,332,077	1,851,695	434,806	742,251
Trustees’ fees and expenses	177,894	71,343	15,622	27,952
Reports to shareholders	101,159	51,098	19,333	17,119
Professional fees	104,555	64,234	66,776	82,951
Errors and omissions insurance	51,308	20,637	4,515	7,964
Custodian fees	80,604	23,346	435	7,963
ICI dues	39,298	15,445	3,034	4,594
Regulatory fees	40,427	35,486	24,478	26,709
Fidelity bond expense	5,707	2,243	473	895
Securities valuation fees	994	33,972	3,415	130,735

Total expenses	4,934,023	2,169,499	572,887	1,049,133

Net investment income	100,219,593	43,974,836	4,201,795	21,266,146
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	459,335,908	127,754,820	—	(162,103)
Net realized gain (loss) on foreign currency transactions	(35,555)	(8,589)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(650,292,661)	(175,433,198)	(1,689,623)	(3,615,324)

Net realized and unrealized gain (loss) on investments	(190,992,308)	(47,686,967)	(1,689,623)	(3,777,427)

Net change in net assets resulting from operations	$(90,772,715)	(3,712,131)	2,512,172	17,488,719

See accompanying notes to financial statements.	55

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2015	2014
From operations:
Net investment income	$100,219,593	90,000,906
Net realized gain (loss)	459,300,353	2,570,767
Change in net unrealized appreciation or depreciation	(650,292,661)	513,514,101

Net change in net assets resulting from operations	(90,772,715)	606,085,774
Distributions to shareholders from and in excess of:
Net investment income	(95,389,124)	(86,494,851)
Net realized gain	—	—

Total distributions to shareholders	(95,389,124)	(86,494,851)
From Fund share transactions:
Proceeds from shares sold	212,231,524	219,241,767
Reinvestment of distributions	90,363,322	82,007,449

	302,594,846	301,249,216
Less payments for shares redeemed	(304,285,130)	(306,459,962)

Net increase (decrease) in net assets from Fund share transactions	(1,690,284)	(5,210,746)

Total increase (decrease) in net assets	(187,852,123)	514,380,177

Net assets:
Beginning of period	4,283,504,225	3,769,124,048

End of period*	$4,095,652,102	4,283,504,225

* Including undistributed net investment income (loss)	$45,518,654	40,723,740

Share Information
Sold	2,853,602	3,102,201
Issued in reinvestment of distributions	1,194,104	1,171,899
Redeemed	(4,091,406)	(4,319,573)

Net increase (decrease)	(43,700)	(45,473)

56	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2015	2014	2015	2014	2015	2014

43,974,836	43,038,339	4,201,795	4,785,086	21,266,146	22,285,334
127,746,231	1,525,656	—	(382,676)	(162,103)	(31,678)
(175,433,198)	152,624,852	(1,689,623)	(604,981)	(3,615,324)	17,121,692

(3,712,131)	197,188,847	2,512,172	3,797,429	17,488,719	39,375,348

(43,675,110)	(41,589,975)	(4,201,795)	(4,785,086)	(21,266,146)	(22,285,334)
—	—	—	—	—	(598,337)

(43,675,110)	(41,589,975)	(4,201,795)	(4,785,086)	(21,266,146)	(22,883,671)

132,366,906	130,349,177	76,856,579	77,962,961	49,525,996	33,770,494
41,845,930	39,863,039	4,131,681	4,698,176	17,263,754	18,393,708

174,212,836	170,212,216	80,988,260	82,661,137	66,789,750	52,164,202
(147,016,476)	(157,453,380)	(81,910,958)	(99,653,067)	(44,453,975)	(49,780,826)

27,196,360	12,758,836	(922,698)	(16,991,930)	22,335,775	2,383,376

(20,190,881)	168,357,708	(2,612,321)	(17,979,587)	18,558,348	18,875,053

1,709,193,007	1,540,835,299	366,473,423	384,453,010	658,732,661	639,857,608

1,689,002,126	1,709,193,007	363,861,102	366,473,423	677,291,009	658,732,661

20,050,141	19,759,004	—	—	—	—

1,975,695	2,023,725	7,663,318	7,796,803	5,614,081	3,850,804
623,278	629,365	411,971	469,961	1,957,360	2,098,530
(2,205,273)	(2,448,106)	(8,171,798)	(9,967,284)	(5,044,505)	(5,705,826)

393,700	204,984	(96,509)	(1,700,520)	2,526,936	243,508

See accompanying notes to financial statements.	57

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal circumstances approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2015. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2015, the Municipal Bond Fund had commitments of $11,026,810 (representing 1.63% of net assets) for when-issued securities.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•	Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of November 30, 2015:

	Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$3,981,266,667	$—	$—	$3,981,266,667
Short-term Investments	100,757,713	—	—	100,757,713
Balanced Fund
Common Stocks (a)	1,016,247,454	—	—	1,016,247,454
Corporate Bonds (a)	—	367,846,049	—	367,846,049
Foreign Government Bonds	—	2,625,700	—	2,625,700
Agency Commercial Mortgage-Backed Securities	—	26,739,666	—	26,739,666
Agency Notes & Bonds	—	4,780,248	—	4,780,248
U.S. Treasury Obligations	—	229,468,195	—	229,468,195
Short-term Investments	32,659,728	—	—	32,659,728
Interim Fund
U.S. Treasury Obligations	—	342,091,354	—	342,091,354
Short-term Investments	20,918,843	—	—	20,918,843
Municipal Bond Fund
Long-term Municipal Bonds	—	642,046,706	—	642,046,706
Short-term Investments	39,173,656	—	—	39,173,656

(a) Industry classification is disclosed in the Schedules of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2014 or for the year ended November 30, 2015. There were no transfers of securities between Level 1 and Level 2 as of November 30, 2015 as compared to November 30, 2014.

4.	Income Taxes and Distributions to Shareholders

As of November 30, 2015, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of November 30, 2015, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2015, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,649,788,022	$2,443,675,185	$(11,438,827)	$2,432,236,358
Balanced Fund	1,060,892,343	631,103,832	(11,629,135)	619,474,697
Interim Fund	362,161,715	1,679,733	(831,251)	848,482
Municipal Bond Fund	648,460,967	32,876,873	(117,478)	32,759,395

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Growth Fund and Balanced Fund declare and pay income dividends, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 21, 2015, the Growth Fund declared an ordinary income dividend of $0.88646 per share and a capital gain dividend of $7.01586 per share to shareholders of record on December 18, 2015 (reinvestment date December 21, 2015).

On December 21, 2015, the Balanced Fund declared an ordinary income dividend of $0.89056 per share and a capital gain dividend of $4.81799 per share to shareholders of record on December 18, 2015 (reinvestment date December 21, 2015).

After utilizing capital loss carryforwards to offset realized capital gains during the year ended November 30, 2015, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after November 30, 2015, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

	Losses Utilized in 2015	Short-term Losses	Long-term Losses	Total Losses
Growth Fund	$62,575,989	$—	$—	$—
Balanced Fund	3,525,559	—	—	—
Interim Fund	—	—	382,676	382,676
Municipal Bond Fund	—	—	193,781	193,781

The Interim Fund had a capital loss carryforward of $77,840 that expired in 2015 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

As of November 30, 2015, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Growth Fund	$45,518,654	$396,759,919	$2,432,203,879	$—	$2,874,482,452
Balanced Fund	20,050,141	124,229,261	619,471,136	—	763,750,538
Interim Fund	—	—	848,482	(382,676)	465,806
Municipal Bond Fund	—	—	32,759,395	(193,781)	32,565,614

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2015, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth Fund	$—	$35,555	$(35,555)
Balanced Fund	—	8,589	(8,589)
Interim Fund	(77,840)	77,840	—

The tax character of distributions was designated as follows for the years ended November 30, 2015 and November 30, 2014, respectively:

2015	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$21,110,514	$155,632	$—	$21,266,146

2014	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,238,607	$46,727	$598,337	$22,883,671

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended November 30, 2015 and November 30, 2014.

5.	Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than proceeds from the account fee imposed on certain shareholders of the Trust, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2015.

6.	Investment Transactions

For the year ended November 30, 2015, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Growth Fund	$458,511,119	$528,343,225	$—	$—
Balanced Fund	195,685,043	140,232,303	20,125,391	35,000,000
Interim Fund	—	—	45,252,539	40,000,000
Municipal Bond Fund	88,569,167	61,908,133	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$76.68	$67.42	55.71	52.10	50.42

Income from Investment Operations
Net investment income (a)	1.79	1.60	1.47	1.38	1.23
Net gain (loss) on investments (both realized and unrealized)	(3.38)	9.21	11.70	3.57	1.64

Total from investment operations	(1.59)	10.81	13.17	4.95	2.87

Less Distributions
Net investment income	(1.71)	(1.55)	(1.46)	(1.34)	(1.19)
Net realized gain	—	—	—	—	—

Total distributions	(1.71)	(1.55)	(1.46)	(1.34)	(1.19)

Net asset value, end of period	$73.38	$76.68	67.42	55.71	52.10

Total Return	(2.13)%	16.26%	24.06%	9.69%	5.63%

Ratios/Supplemental Data
Net assets, end of period (millions)	$4,095.7	$4,283.5	3,769.1	3,145.1	3,033.1

Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.40%	2.25%	2.38%	2.53%	2.32%

Portfolio turnover rate (b)	11%	1%	1%	0%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2012.

64	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$68.23	$62.01	56.65	54.43	53.22

Income from Investment Operations
Net investment income (a)	1.73	1.72	1.63	1.60	1.56
Net gain (loss) on investments (both realized and unrealized)	(1.85)	6.17	5.36	2.26	1.21

Total from investment operations	(0.12)	7.89	6.99	3.86	2.77

Less Distributions
Net investment income	(1.73)	(1.67)	(1.63)	(1.58)	(1.56)
Net realized gain	—	—	—	(0.06)	—

Total distributions	(1.73)	(1.67)	(1.63)	(1.64)	(1.56)

Net asset value, end of period	$66.38	$68.23	62.01	56.65	54.43

Total Return	(0.18)%	12.95%	12.59%	7.26%	5.21%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,689.0	$1,709.2	1,540.8	1,354.5	1,287.8

Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.58%	2.66%	2.75%	2.86%	2.86%

Portfolio turnover rate	11%	4%	5%	5%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	65

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.03	$10.06	10.26	10.28	10.30

Income from Investment Operations
Net investment income	0.12	0.13	0.15	0.19	0.24
Net gain (loss) on investments (both realized and unrealized)	(0.04)	(0.03)	(0.20)	(0.02)	(0.02)

Total from investment operations	0.08	0.10	(0.05)	0.17	0.22

Less Distributions
Net investment income	(0.12)	(0.13)	(0.15)	(0.19)	(0.24)
Net realized gain	—	—	—	—	—

Total distributions	(0.12)	(0.13)	(0.15)	(0.19)	(0.24)

Net asset value, end of period	$9.99	$10.03	10.06	10.26	10.28

Total Return	0.77%	1.01%	(0.51)%	1.66%	2.19%

Ratios/Supplemental Data
Net assets, end of period (millions)	$363.9	$366.5	384.5	432.1	406.3

Average net asset ratios
Expenses	0.16%	0.16%	0.15%	0.15%	0.16%
Net investment income	1.17%	1.31%	1.46%	1.84%	2.36%

Portfolio turnover rate	12%	7%	17%	24%	17%

66	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.85	$8.62	9.11	8.79	8.64

Income from Investment Operations
Net investment income	0.28	0.30	0.30	0.32	0.34
Net gain (loss) on investments (both realized and unrealized)	(0.05)	0.24	(0.49)	0.34	0.16

Total from investment operations	0.23	0.54	(0.19)	0.66	0.50

Less Distributions
Net investment income	(0.28)	(0.30)	(0.30)	(0.32)	(0.34)
Net realized gain (a)	—	(0.01)	—	(0.02)	(0.01)

Total distributions	(0.28)	(0.31)	(0.30)	(0.34)	(0.35)

Net asset value, end of period	$8.80	$8.85	8.62	9.11	8.79

Total Return	2.65%	6.37%	(2.05)%	7.63%	5.97%

Ratios/Supplemental Data
Net assets, end of period (millions)	$677.3	$658.7	639.9	683.5	607.6

Average net asset ratios
Expenses	0.16%	0.15%	0.16%	0.15%	0.16%
Net investment income	3.19%	3.46%	3.46%	3.55%	3.93%

Portfolio turnover rate	10%	6%	11%	4%	11%

(a)	Net realized gain distributions represent less than $0.01 per share for the year ended November 30, 2013.

See accompanying notes to financial statements.	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Farm Associates’ Funds Trust and Shareholders of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund, four funds comprising the State Farm Associates’ Funds Trust (the “Funds”), at November 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 28, 2016

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2015.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Exempt Interest Distributed
Growth	$ —	$95,389,124	$89,982,012	$ —
Balanced	—	25,567,304	22,259,474	—
Interim	—	—	—	—
Municipal Bond	—	—	—	21,110,514

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information –

State Farm Associates’ Funds Trust, November 30, 2015 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 71	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Miississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (86 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Management Information –

State Farm Associates’ Funds Trust, November 30, 2015 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (SINCE 1/2011) and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None
Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007- 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information –

State Farm Associates’ Funds Trust, November 30, 2015 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 61	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.
Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 52	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 – 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 56	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY-TREASURER – State Farm VP Management Corp.
Dick Paul One State Farm Plaza Bloomington, Illinois 61710 Age 56	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT – CUSTOMER CARE CENTER (since 10/2015), VICE PRESIDENT – LIFE/HEALTH/MUTUAL FUNDS (1/2012—10/2015), OPERATIONS VICE PRESIDENT – LIFE/HEALTH (5/2009—2/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) and TREASURER (since 4/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 3/2012) State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 45	Vice President and Secretary	Began service in 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4049.17-CH

AP2016/01/9812

1-2016
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2015:	$161,060
Billed to registrant for fiscal year ending November 30, 2014:	$143,390

The audit fees for November 30, 2015 are based on estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

For the fiscal year ending November 30, 2015, the fees also include $7,500 billed by the registrant’s principal accountant and paid by the registrant’s investment advisor, State Farm Investment Management Corp.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2015:	$0
Billed to registrant for fiscal year ending November 30, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2015:	$0
Billed for fiscal year ending November 30, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2015:	$23,190
Billed to registrant for fiscal year ending November 30, 2014:	$26,773

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

For the fiscal years ending November 30, 2014, and November 30, 2015, the fees also include tax services to assist the registrant’s State Farm Municipal Bond Fund series change a tax accounting calculation. The amount billed by the registrant’s independent principal accountant for assisting with changing the State Farm Municipal Bond Fund’s tax accounting calculation was $7,063 (for fiscal year 2014) and $2,875 (for fiscal year 2015), which was paid by the registrant’s investment adviser, State Farm Investment Management Corp.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2015:	$0
Billed for fiscal year ending November 30, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2015:	$0
Billed to registrant for fiscal year ending November 30, 2014:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2015:	$0
Billed for fiscal year ending November 30, 2014:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.

Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The

Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2015:	not applicable	0%	not applicable
Fiscal year ending November 30, 2014:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2015:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2014:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2015:	$23,190
Fiscal year ending November 30, 2014:	$26,773

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2015:	$0
Fiscal year ending November 30, 2014:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2015:	$0
Fiscal year ending November 30, 2014:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this
Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date     January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date     January 29, 2016

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date     January 29, 2016